SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Proxy Statement
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[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

HELEN OF TROY LIMITED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HELEN OF TROY LIMITED
Clarendon House
Church Street
Hamilton, Bermuda

July 26, 2004

Dear Shareholders:

     It is my pleasure to invite you to the 2004 Annual Meeting of the Shareholders of Helen of Troy Limited. The meeting will be held at 1:00 p.m., Mountain Daylight Time, on Tuesday, August 31, 2004, at the Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas. In addition to the business to be transacted at the meeting, members of management will present information about the Company’s operations and will be available to respond to your questions.

     We encourage you to help us reduce printing and mailing costs; by signing up for electronic delivery of our shareholder communications. For more information, see “Electronic Delivery of Helen of Troy Shareholder Communications.”

     At our Annual Meeting, we will vote to elect nine directors, vote on a proposal that will increase the number of shares available to be issued to our employees under the Company’s 1998 Stock Option and Restricted Stock Plan, and vote on the ratification of KPMG LLP as the Company’s independent auditors. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement contains information that you should consider when you vote your shares.

     It is important that you vote your shares whether or not you plan to attend the Annual Meeting. Please sign, date and return the enclosed proxy card in the accompanying envelope as soon as possible. If you plan to attend the Annual Meeting and wish to vote in person, you may revoke your proxy and vote in person at that time. Also, for your convenience, you can vote your shares via touch-tone telephone at 1-800-690-6903 or via the internet at WWW.PROXYVOTE.COM.

     I look forward to seeing you at the Annual Meeting. On behalf of the management and directors of Helen of Troy Limited, I want to thank you for your continued support and confidence.

Sincerely,
/s/ Gerald J. Rubin
Gerald J. Rubin
Chairman of the Board, Chief Executive Officer and President

HELEN OF TROY LIMITED
Clarendon House
Church Street
Hamilton, Bermuda

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 31, 2004

     Notice is hereby given that the Annual Meeting of the Shareholders (the “Annual Meeting”) of Helen of Troy Limited, a Bermuda company (the “Company”), will be held at the Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas, on Tuesday, August 31, 2004, at 1:00 p.m., Mountain Daylight Time, for the following purposes:

1.	To vote for the election of a board of nine directors;

2.	To consider an amendment to the Helen of Troy 1998 Stock Option and Restricted Stock Plan to increase the number of shares of the Company’s common stock available under such plan;

3.	To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the 2005 fiscal year; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting is July 9, 2004. You are urged to read carefully the attached Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting.

     If you do not expect to be present in person at the Annual Meeting, please sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope that has been provided for your convenience. The prompt return of proxies will help ensure the presence of a quorum and save the Company the expense of further solicitation. Also, for your convenience, you can vote your shares via touch-tone telephone at 1-800-690-6903 or via the internet at WWW.PROXYVOTE.COM. If you have internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves your company significant postage and processing.

     You are cordially invited and encouraged to attend the Annual Meeting in person.

/s/ Vincent D. Carson

Vincent D. Carson
Vice President, General Counsel and Secretary

El Paso, Texas
July 26, 2004

IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, OR VOTE VIA TOUCH-TONE TELEPHONE OR THE INTERNET, AS EXPLAINED ABOVE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

ELECTRONIC DELIVERY OF HELEN OF TROY SHAREHOLDER COMMUNICATIONS

     If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce your company’s printing and mailing costs, by signing up to receive your Helen of Troy shareholder communications via e-mail. With electronic delivery, you will be notified via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your shareholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery:

1.	If you are a registered holder (you hold your Helen of Troy shares in your own name through our transfer agent, Computershare Investor Services, LLC, or you have stock certificates), you can elect to have next year’s communications sent to you electronically as part of this years on-line voting process by following the instructions that will be provided you on screen when you vote.

2.	If you are a beneficial holder (your shares are held by a brokerage firm, a bank or a trustee), you may contact your broker or visit their web-site. Most brokers have made provisions for you to sign up on-line for electronic delivery of shareholder reports and mailings.

Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Helen of Troy Investor Relations at (915) 225-4748.

HELEN OF TROY LIMITED

Clarendon House
Church Street
Hamilton, Bermuda

PROXY STATEMENT

FOR
ANNUAL MEETING OF SHAREHOLDERS
August 31, 2004

SOLICITATION OF PROXIES

     The accompanying proxy is solicited by the Board of Directors of Helen of Troy Limited (the “Company”) for use at its Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas, on Tuesday, August 31, 2004, at 1:00 p.m., Mountain Daylight Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A proxy may be revoked by filing a written notice of revocation or an executed proxy bearing a later date with the Secretary of our Company any time before exercise of the proxy or by attending the Annual Meeting and voting in person. Forms of proxy and proxy statements are to be mailed on or about July 26, 2004.

     If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

•	FOR the election of the director nominees set forth in “Proposal 1: Election of Board of Directors.”

•	FOR the proposal to increase our Company’s stock options available for issue as set forth in “Proposal 2: Proposal to Increase the Number of Shares of Common Stock Available under the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan.”

•	FOR ratification of the independent auditors set forth in “Proposal 3: Ratification of Selection of Independent Auditors.”

     In addition, if other matters are properly presented for voting at the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the annual meeting. Your Helen of Troy shareholder vote is important. If you do not vote your shares, you will not have a say in the important issues to be voted upon at Helen of Troy’s 2004 Annual Shareholders’ Meeting. To pass, each proposal included in this year’s proxy statement requires a majority of votes present or represented at the annual meeting. Because a number of Helen of Troy shareholders do not vote, the shareholders who do vote influence the outcome of the election in greater proportion than their percentage ownership in our company. In addition, banks and brokers cannot vote on their clients’ behalf on non-routine proposals, such as the Proposal to Increase the Number of Shares of Common Stock Available under the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan, which further reduces the number of votes cast. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person.

     The Annual Report to Shareholders for the year ended February 29, 2004 (“fiscal 2004”), including financial statements, is enclosed. It does not form any part of the material provided for the solicitation of proxies.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit the return of proxies by telephone and personal interview. Forms of proxy and proxy material may also be distributed through brokers, custodians and like parties to beneficial owners of our common shares, par value $.10 per share (the “Common Stock”), for which we will, upon request, reimburse the forwarding expense.

VOTING SECURITIES & RECORD DATE

     The close of business on July 9, 2004, is the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of June 21, 2004, there were 29,513,890 shares of Common Stock issued and outstanding, each entitled to one vote per share.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Bye-laws of the Company state that the number of our Directors shall be established by the Board of Directors from time to time but shall not be less than two. The Board of Directors has recently set the number of director positions at nine, and accordingly the Nominating and Corporate Governance Committee has identified nine candidates for election to the Board of Directors.

     The nine persons named below are the nominees for election as Directors. Two of the nine candidates, Gerald J. Rubin and Christopher L. Carameros are members of Helen of Troy’s senior management. Gerald J. Rubin and Stanlee N. Rubin are married. Gerald J. Rubin and Byron H. Rubin are brothers. The Board of Directors has determined that the remaining five candidates, Gary B. Abromovitz, John B. Butterworth, Timothy F. Meeker, James C. Swaim, and Darren G. Woody are independent directors as defined in the applicable rules for companies traded on The NASDAQ Stock Market (“NASDAQ”), and therefore, the majority of our nine person Board of Directors will be independent as so defined. Each Director elected shall serve as a Director until the next annual meeting of shareholders, or until his or her successor is elected and qualified.

     Set forth below are descriptions of the principal occupations during at least the past five years of the nominees for election to our Board of Directors:

GARY B. ABROMOVITZ, age 61, has been Deputy Chairman of the Board of Directors of the Company since March 2002 and a Director of the Company since 1990. Mr. Abromovitz is an attorney and is a consultant to several law firms. He is active in real estate development concentrating on industrial, commercial and historic properties.

JOHN B. BUTTERWORTH, age 52, has been a Director of the Company since August 2002. Mr. Butterworth is a Certified Public Accountant and, since 1982, has been a shareholder in a public accounting firm located in El Paso, Texas.

CHRISTOPHER L. CARAMEROS, age 50, has been a Director of the Company since June 1993. Mr. Carameros joined the Company as Executive Vice President in January 2003. Mr. Carameros has been an officer and Director of L & M Asset Management Inc., a privately-held company which holds certain of his personal investments, from August 1997 to the present. Mr. Carameros’ principal duties with L & M Asset Management are to oversee its operating and investing activities.

TIMOTHY F. MEEKER, age 57, is a new nominee to the Board of Directors. Since 2002, Mr. Meeker has served as President, and principal in Meeker and Associates, a privately-held management consulting firm. Mr. Meeker served as Senior Vice President, Sales & Customer Development for Bristol-Myers Squibb, a consumer products and pharmaceutical company, from 1996 through 2002. From 1989 to 1996, Mr. Meeker served as Vice President of Sales for Bristol-Myers’ Clairol Division.

BYRON H. RUBIN, age 54, has been a Director of the Company since 1981. Mr. Rubin has been a partner in the firm of Daniels & Rubin, an insurance and tax planning firm in Dallas, Texas, since 1979.

GERALD J. RUBIN, age 60, founder of the Company, has been the Chairman of the Board, Chief Executive Officer and President of the Company since June 2000. From 1984 to June 2000, Mr. Rubin was Chairman of the Board and Chief Executive Officer of the Company. Mr. Rubin has been a Director of the Company since 1969.

STANLEE N. RUBIN, age 60, has been a Director of the Company since 1990. Mrs. Rubin is active in civic and charitable organizations. She is a Partner for the Susan G. Komen Breast Cancer Foundation.

JAMES C. SWAIM, age 51, is a new nominee to the Board of Directors. Since 2003, Mr. Swaim has been a private investor. Mr. Swaim is a Certified Public Accountant and served as a Managing Director of Security Capital Group, Inc., a publicly-held company, from 2000 through 2003. From 1997 through 2000, Mr. Swaim held various senior positions with

Security Capital including Senior Vice President, and Vice President. Throughout his tenure with Security Capital, Mr. Swaim served as their principal accounting officer. From 1996 through 1997, Mr. Swaim was a private business and financial consultant.

DARREN G. WOODY, age 44, is a new nominee to the Board of Directors. Mr. Woody is currently President and Chief Executive Officer of C.F. Jordan L. P., a construction services firm. He has served in this capacity since August of 2000. Previously, Mr. Woody was a partner in the law firm of Krafsur, Gordon, Mott and Woody P.C. from 1997 through August of 2000, and an associate and later partner in the law firm of Scott, Hulse, Marshall, Feuille, Finger & Thurmond, P.C. from 1985 through 1997. In his law practice, Mr. Woody specialized in commercial real estate. He received his J.D. degree from Texas Tech University in 1985 and a B.B.A. in Finance from the University of Texas at Austin in 1982.

     Daniel C. Montano is a current member of the Board of Directors who is not standing for election to the Board this year. His term will expire at the 2004 annual meeting of shareholders.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

     The nominees receiving a majority of the votes cast at the Annual Meeting will be elected as Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NINE NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE, THE BOARD, BOARD COMMITTEES AND MEETINGS

     Corporate Governance. Corporate governance is typically defined as the system that allocates duties and authority among a company’s shareholders, board of directors and management. The shareholders elect the board and vote on extraordinary matters; the board is the company’s governing body, responsible for hiring, overseeing and evaluating management, particularly the Chief Executive Officer; and management runs the company’s day-to-day operations.

     Our Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. To that end, over the course of the last several months, the Board has reviewed the Company’s governance policies and practices against those suggested by various groups or authorities active in corporate governance and practices of other companies, as well as the requirements of the Sarbanes-Oxley Act of 2002 and the new listing standards of NASDAQ. As a result of this review and the final adoption of these rules, we have voluntarily implemented these rules and a number of other best practices, including the following:

•	adopted Corporate Governance Guidelines to be effective as of the Annual Meeting,

•	reconstituted our Nominating Committee and Corporate Governance Committee as the Nominating and Corporate Governance Committee and adopted a new charter for this committee to be effective as of the Annual Meeting,

•	adopted revised charters for our Audit Committee and Compensation Committee to be effective as of the Annual Meeting,

•	nominated for election three new directors, each of whom qualifies as an “independent” director under our Corporate Governance Guidelines and one of whom also qualifies as an “audit committee financial expert” under the new rules of the Securities and Exchange Commission,

•	adopted a Code of Ethics, which applies to our Chief Executive Officer, Senior Financial Officers, including the Company’s Chief Financial Officer, Principal Accounting Officer and Controllers, and other finance personnel. This is in addition to a more general Code of Ethical Business Conduct previously in place, applicable and communicated to all our employees. We intend to disclose any amendments to or waivers of, our Code of Ethics by posting such information on our website or by filing a Form 8-K.

     Our company believes that it will be in compliance with the corporate governance requirements of the NASDAQ listing standards as of the date of the Annual Meeting, assuming the Nominees for director are elected and the absence of circumstances beyond our control that would adversely affect such compliance. In addition to the measures stated above, the principal elements of these governance requirements as implemented by our company are:

•	affirmative determination by the Board of Directors that a majority of the directors is independent,

•	regularly scheduled executive sessions of independent directors,

•	Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee comprised of independent directors and having the purposes and charters described below under the separate committee headings, and

•	specific Audit Committee authority and procedures outlined in the charter of the Audit Committee to be effective as of the Annual Meeting, attached as Appendix A to this Proxy Statement.

     Our Committee Charters and Corporate Governance Guidelines will be effective as of the August 31, 2004 Annual Meeting. These documents and our Code of Ethics are provided as appendices to this Proxy Statement and may also be accessed following the Annual Meeting on our website, www.hotus.com.

     Independence. The Board of Directors has determined that the following five proposed Board of Directors: Gary B. Abromovitz, John B. Butterworth, Timothy F. Meeker, James C. Swaim, and Darren G. Woody, are independent directors as defined in revised Rule 4200 of the NASDAQ listing standards approved by the SEC on November 4, 2003, and, therefore, a majority of our company’s proposed nine-person Board of Directors will be independent as so defined.

     The foregoing independence determination of our Board of Directors included the determination that each of these five proposed Board members, if elected and appointed to the Audit Committee, Nominating and Corporate Governance Committee, or Compensation Committee as discussed above, is respectively:

•	independent for purposes of membership on the Audit Committee under Rule 4350(d) of the NASDAQ listing standards, that includes the independence requirements of Rule 4200 and additional independence requirements under SEC Rule 10A-3(b);

•	independent under the NASDAQ listing standards for purposes of membership on the Nominating and Corporate Governance Committee; and

•	independent under the NASDAQ listing standards for purposes of membership on the Compensation Committee and also is a “non-employee director” under SEC Rule 16b-3 and an “outside director” as defined in regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The NASDAQ listing standards require that we implement the revised requirements regarding director independence, independent committees, and regularly scheduled executive sessions at which only independent directors are present by the date of this year’s Annual Meeting. Gary B. Abromovitz is currently serving as the Deputy Chairman of the Board (lead independent director) for purposes of scheduling and setting the agenda for the executive sessions of the independent directors. It is presently contemplated that these executive sessions will occur at each of the regularly scheduled Board meetings, as well as meetings of the key standing committees of our Board of Directors.

     Executive Committee. During fiscal 2004, our Executive Committee consisted of Gerald J. Rubin, Stanlee N. Rubin and Byron H. Rubin. The Executive Committee has the power to exercise all of the authority of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by the Company’s Bye-laws and by applicable law. All actions and resolutions of the Executive Committee are reported to the Board of Directors at the next meeting of the Board for its review, approval and ratification. The Executive Committee meets informally on a periodic basis during the year. The Executive Committee did not adopt any resolutions or hold any formal meetings during fiscal 2004.

     Audit Committee. During fiscal 2004, our Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisted of Gary B. Abromovitz, Daniel C. Montano and John B. Butterworth. Mr. Abromovitz is the chair of the Audit Committee. The primary purposes of this committee are to oversee on behalf of the Company’s Board of Directors: (1) the accounting and financial reporting processes and integrity of our Company’s financial statements, (2) the audits of our Company’s financial statements and appointment, compensation, qualifications, independence and performance of our independent auditors, (3) our compliance with legal and regulatory requirements, and (4) oversee the staffing, establishment and ongoing operation of our internal audit function. The Audit Committee meets periodically with our Chief Financial Officer and other appropriate officers in the discharge of its duties. The Audit Committee also reviews the content and enforcement of the Company’s Ethical Code of Conduct, consults with our legal counsel on various legal compliance matters and on other legal matters if those matters could materially affect our financial statements. In 2004, the charter of the Audit Committee was amended and restated by the Board of Directors to be effective as of the Annual Meeting and is attached as Appendix A to this Proxy Statement, and is also available on the Company’s website. The Audit Committee met seven times during fiscal 2004, three meetings of which had certain audit committee members participating via telephone.

     The Board of Directors has determined that the members of the Audit Committee are independent as previously described. In addition, the Board of Directors has determined that Mr. Swaim, a nominee to the Board of Directors and a proposed member of next year’s Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC in Item 401(h) of Regulation S-K promulgated by the SEC and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934. The Board of Directors determined in July 2004 that all of the members of the Audit Committee meet the requirement of the NASDAQ listing standards that each member be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, the Board of Directors has determined that Mr. Swaim meets the requirement of the NASDAQ listing standards that at least one member of the committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication.

     Nominating and Corporate Governance Committee. During fiscal 2004, the Company’s Nominating Committee consisted of Gerald J. Rubin, Daniel C. Montano, and John B. Butterworth and the Company’s Corporate Governance Committee consisted of Gary B Abromovitz and Daniel C. Montano. Effective as of the Annual Meeting, we reconstituted our Nominating Committee and Corporate Governance Committee as the Nominating and Corporate Governance Committee and adopted a new charter for this committee to be effective as of the August 31, 2004 Annual Meeting. Mr. Butterworth will be the chair of the Nominating Committee and Corporate Governance Committee. In compliance with NASDAQ listing standards, effective as of the Annual Meeting, Mr. Rubin will resign from the new committee. The committee’s charter to be effective as of the Annual Meeting, is attached as Appendix B to this Proxy Statement, and is also available on the Company’s website. The primary purposes of the committee are to (1) recommend to our Board of Directors individuals qualified to serve on our Board of Directors for election by shareholders at each annual meeting of shareholders and to fill vacancies on the Board of Directors, (2) implement the Board’s criteria for selecting new directors, (3) develop, recommend to the Board, and assess our corporate governance policies, and (4) oversee the evaluation of our Board. The Nominating and Corporate Governance Committee receives recommendations from its members or other members of the Board of Directors for candidates to be appointed to the Board or committee positions, reviews and evaluates such candidates and makes recommendations to the Board of Directors for nominations to fill Board and committee positions.

     The committee’s current process for identifying and evaluating nominees for director consists of general periodic evaluations of the size and composition of the Board of Directors, applicable listing standards and laws, and other appropriate factors with a goal of maintaining continuity of appropriate industry expertise and knowledge of our Company. The committee looks for a number of personal attributes in selecting candidates including: sound reputation and ethical conduct; business and professional activities which are complementary to those of the Company; the availability of time and a willingness to carry out their duties and responsibilities effectively; an active awareness of changes in the social, political and economic landscape; an absence of any conflicts of interest; limited service on other boards; and, a commitment to contribute to the Company’s overall performance placing it above personal interests. The Committee held no formal meetings during the year, but did hold periodic informal meetings and telephonic discussions.

     The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders. Any candidate recommended by shareholders must meet the same general requirements outlined in the previous paragraph, to be considered for election. Any shareholder who intends to present a director nomination proposal for consideration at the 2005 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2005 Annual Meeting, must deliver a written copy of the proposal to our company’s principal executive offices no later than the deadline, and in accordance with the notice procedures, specified under “Shareholder Proposals” in this Proxy Statement and in accordance with the applicable requirements of SEC Rule 14a-8.

     If a shareholder does not comply with the foregoing Rule 14a-8 procedures, the shareholder may use the procedures set forth in our company’s Bye-laws, although our company would in the latter case not be required to include the nomination proposal as a proposal in the proxy statement and proxy card mailed to shareholders. For shareholder nominations of directors to be properly brought before an annual meeting by a shareholder pursuant to the Bye-laws, the shareholder must have given timely notice thereof in writing to the Secretary of our Company. To be timely, written suggestions for candidates, accompanied by a written consent of the proposed candidate to serve as a director if nominated and elected, a description of his or her qualifications and other relevant biographical information, for consideration by the

Nominating and Corporate Governance Committee prior to the next annual meeting to the Secretary of the Company, Clarendon House, Church Street, Hamilton, Bermuda not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

     This year, all of our new nominees (Messrs. Meeker, Swaim, and Woody) were recommended by our Nominating Committee. No third party fees were paid for the evaluation of these nominees.

     Under the recently adopted SEC rules referred to above (and assuming consent to disclosure is given by the proponents and nominee), our Company must disclose any nominations for director made by any person or group beneficially owning more than 5% of our outstanding common stock by the date that was 120 calendar days before the anniversary of the date on which its proxy statement was sent to its shareholders in connection with the previous year’s annual meeting. Our company did not receive any such nominations.

     Compensation Committee. The Company’s Compensation Committee consisted of Gary B. Abromovitz and Daniel C. Montano during fiscal 2004. Mr. Abromovitz is the chair of this committee. The Board intends to appoint at least one additional independent director to this committee at the board meeting scheduled to immediately follow this year’s annual meeting. The committee’s charter, to be effective as of the Annual Meeting, is attached as Appendix C to this Proxy Statement, and is also available on the Company’s website. The primary purposes of the committee are to (1) review and approve corporate goals and objectives relevant to the chief executive officer’s compensation, (2) evaluate the CEO’s performance in light of those goals and objectives, (3) either as a committee or together with the other independent directors (as directed by the board), determine and approve the CEO’s evaluation based on this evaluation, (4) make recommendations to the board with respect to non-CEO compensation, incentive compensation plans and equity-based plans, and (5) produce an annual report on executive compensation for inclusion in the Company’s proxy statement. The Board of Directors has determined that the members of this committee are independent as previously described. In fiscal 2004, the Compensation Committee met formally once and adopted resolutions at such meeting. During fiscal 2004, the Compensation Committee granted authority to Gerald J. Rubin in his capacity as Chief Executive Officer, to make option grants to certain non-officer employees of the shares authorized for issuance as options on terms determined to promote alignment of employee and shareholder interests and employee retention. The Compensation Committee provides detailed reports of its stock grant activity to the Board on at least a quarterly basis.

     Meetings of Board of Directors. The full Board of Directors met formally five times during fiscal 2004, one meeting of which had certain board members participating via telephone. The Board also acted by unanimous consent one time during fiscal 2004. Each of the Directors attended 100% of the aggregate number of formal Board of Directors meetings or consents and committee meetings or consents held or acted upon during the period for which he or she acted as a Director during fiscal 2004. The Company expects all board members to attend its Annual Meeting of the Shareholders, unless circumstances would prevent a board member from doing so. All board members attended the prior year’s Annual Meeting of the Shareholders.

SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

     Any record or beneficial owner of our stock who has concerns about accounting, internal accounting controls, or auditing matters relating to our company may contact the Audit Committee directly. Any record or beneficial owner of our stock who wishes to communicate with the Board of Directors on any other matter should also contact the Audit Committee. The Audit Committee has undertaken on behalf of the Board of Directors to be the recipient of communications from shareholders relating to our company. If particular communications are directed to the full board, independent directors as a group, or individual directors, the Audit Committee will route these communications to the appropriate directors or committees so long as the intended recipients are clearly stated.

     Communications intended to be anonymous may be made by calling our national hotline service at 866-210-7649 or 866-210-7650, if you would prefer to communicate in Portuguese or Chinese. When you call, please identify yourself as a shareholder of our company intending to communicate with the Audit Committee (this third party service undertakes to forward the communications to Audit Committee if so requested and clearly stated). You may also send communications intended to be anonymous by mail, without indicating your name or address, to Helen of Troy Limited, 1 Helen of Troy Plaza, El Paso, Texas, 79912, USA, Attention: Chairman of the Audit Committee. Communications not intended to be made anonymously may be made by calling the hotline number or by mail to that address, including whatever identifying or other information you wish to communicate.

     Communications from employees or agents of our company will not be treated as communications from our shareholders unless the employee or agent clearly indicates that the communication is made solely in the person’s capacity as a shareholder.

DIRECTOR COMPENSATION

     For the first half of fiscal 2004, each member of the Board of Directors of the Company who was not an employee of the Company received a quarterly retainer of $4,000 and a fee of $3,000 for each meeting of the Board of Directors attended. For the second half of fiscal 2004, each member of the Board of Directors of the Company who was not an employee of the Company received a quarterly retainer of $6,000 and a fee of $3,000 for each meeting of the Board of Directors attended. Non-chair members of the Audit Committee also received fees of $3,000 for each Audit Committee meeting attended during the first half of fiscal 2004 and $6,000 during the second half of fiscal 2004. The Board members also received reimbursement for travel and lodging expenses incurred in connection with attending all such meetings. During fiscal 2004 the Audit Committee Chair also received quarterly retainers of $10,000 and the Compensation Committee Chair received quarterly retainers of $5,000. In the second half of fiscal 2004, the board approved and began paying quarterly retainers of $10,000 to the Deputy Chairman of the Board.

     Under the Helen of Troy Limited 1996 Stock Option Plan For Non-Employee Directors, each non-employee Director receives, on the first day of each fiscal quarter, stock options to acquire 4,000 shares of the Company’s Common Stock. Stock options granted to non-employee Directors have an exercise price equal to the median of the high and low market prices of the Common Stock on the last trading date preceding the date on which the stock options are granted. Such stock options vest after one year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of June 21, 2004, the beneficial ownership of the Common Stock of the Directors, all nominees for the Board of Directors, the executive officers of the Company, the Directors and executive officers of the Company as a group, and each person known to the Company to be the beneficial owner of more than five percent of the Common Stock:

	COMMON STOCK
NAME OF BENEFICIAL OWNER	BENEFICIALLY OWNED	PERCENT *
Gerald J. Rubin (1)(2)(3)(4)(5)	8,577,922	23.43%
One Helen of Troy Plaza El Paso, Texas 79912

Stanlee N. Rubin (1)(2)(3)(4)(5)	8,577,922	23.43%
One Helen of Troy Plaza El Paso, Texas 79912

Byron H. Rubin (6)	8,000	*	*
Daniel C. Montano (7)	64,000	*	*
Gary B. Abromovitz (8)	24,500	*	*
Christopher L. Carameros (9)	167,640	*	*
John B. Butterworth (10)	9,105	*	*
Timothy F. Meeker	—	*	*
James C. Swaim	—	*	*
Darren G. Woody	—	*	*
Thomas J. Benson	—	*	*
Vincent D. Carson (11)	4,468	*	*

All directors and executive officers as a group	8,855,635	24.19%
(12 persons) (12)

Columbia Wanger Asset Management, LP (13)	2,475,000	6.76%
227 West Monroe Street Suite 3000 Chicago, Illinois 60606

FMR Corp. (14)	2,400,000	6.56%
82 Devonshire Street Boston, Massachusetts 02109

*	Percent ownership is calculated based on 29,513,890 shares of the Company’s Common Stock outstanding on June 21, 2004 and 7,095,161 of stock options held by all grantees which could be exercised within 60 days of June 21, 2004.

**	Ownership of less than one percent of the outstanding Common Stock.

(1)	Does not include 144,000 shares in a trust for the children of Gerald J. Rubin and Stanlee N. Rubin in which they disclaim any beneficial ownership.

(2)	Includes 276,980 shares held beneficially through a partnership in which Gerald J. Rubin and Stanlee N. Rubin are partners.

(3)	Includes 6,625,000 shares in the case of Gerald J. Rubin, subject to stock options that are exercisable within 60 days of June 21, 2004. Gerald J. Rubin’s stock options are subject to a one-half undivided community property interest with Stanlee N. Rubin.

(4)	Includes 1,575,942 shares owned directly by Gerald J. Rubin, all of which are subject to a one-half undivided community property interest with Stanlee N. Rubin.

(5)	Includes 100,000 stock options, issued under the 1995 Stock Option Plan For Non-Employee Directors and exercisable within 60 days of June 21, 2004, held by Stanlee N. Rubin and subject to a one-half undivided community property interest with Gerald J. Rubin.

(6)	Includes 8,000 stock options issued under the 1995 Stock Option Plan For Non-Employee Directors and exercisable within 60 days of June 21, 2004.

(7)	Comprised of 64,000 stock options issued under the 1995 Stock Option Plan For Non-Employee Directors and exercisable within 60 days of June 21, 2004.

(8)	Includes 22,500 stock options issued under the 1995 Stock Option Plan For Non-Employee Directors and exercisable within 60 days of June 21, 2004, and 2,000 shares held in an Individual Retirement Account.

(9)	Comprised of 134,586 stock options issued under the 1998 Stock Option and Restricted Stock Plan and exercisable within 60 days of June 21, 2004 and 1,839 shares acquired through the Helen of Troy Employee Stock Purchase Plan, and 31,215 shares held personally.

(10)	Includes 8,000 stock options issued under the 1995 Stock Option Plan For Non-Employee Directors and exercisable within 60 days of June 21, 2004, and 1,105 shares held in an Individual Retirement Account.

(11)	Includes 3,000 stock options issued under the 1998 Stock Option and Restricted Stock Plan and exercisable within 60 days of June 21, 2004 and 1,468 shares acquired through the Helen of Troy Employee Stock Purchase Plan.

(12)	Includes all shares and options discussed in notes 2 through 10 above.

(13)	According to reviews of schedule 13G/A filed on February 12, 2004, and Form 13F filed on March 31, 2004, Columbia Wanger Asset Management, LP has shared dispositive and voting power for 2,475,000 shares.

(14)	According to reviews of schedule 13G/A filed on February 17, 2004, and Form 13F filed on March 31, 2004, FMR Corp. has sole dispositive power for 2,400,000 shares and sole voting power for - 0 - shares.

HELEN OF TROY FIVE-YEAR
STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total return of the Company to the NASDAQ Market Index and a peer group index, assuming $100 invested March 1, 1999. The Peer Group Index was the Dow Jones Industry Group — Cosmetics.

	1999	2000	2001	2002	2003	2004
HELEN OF TROY LIMITED	100.00	52.67	47.55	93.76	97.44	217.07
DOW JONES GROUP INDEX	100.00	83.14	82.30	82.75	75.63	92.98
NASDAQ MARKET INDEX	100.00	204.50	95.63	76.71	58.44	89.01

EXECUTIVE OFFICERS

     The executive officers of the Company are Gerald J. Rubin, Christopher L. Carameros, Vincent D. Carson and Thomas J. Benson. Messrs. Rubin and Carameros are also Directors of the Company. See “Election of Directors.”

THOMAS J. BENSON, age 47, has been Senior Vice President of Finance and Chief Financial Officer of the Company since August 2003. Mr. Benson served as Chief Financial Officer of Elamex, S.A. de C.V., a provider of manufacturing and shelter services, from June 2002 to August 2003, and as Chief Financial Officer of Franklin Connections / Azar Nut Company, a manufacturer, packager and distributor of candy and nut products, from May 1994 to June 2002. He has served as an investments director in two private investment firms and spent seven years in public accounting. He received his B.S. from St. Mary’s College and his Masters Degree of Taxation from De Paul University.

VINCENT D. CARSON, age 44, joined the Company on November 1, 2001, in the capacity of Vice President, General Counsel and Secretary, after a 16-year legal career in private practice. Prior to joining the Company, Mr. Carson was a shareholder in Brandys Carson & Pritchard, P.C. from 1993 to 2001, and was a shareholder at Mounce, Green, Myers, Safi & Galatzan, P.C. during 2001. Both firms are located in El Paso, Texas.

EXECUTIVE COMPENSATION

     The following table sets forth the summary of compensation earned during fiscal 2002 through 2004 by the Company’s Chief Executive Officer and its other Executive Officers.

SUMMARY COMPENSATION TABLE

					LONG-TERM
		ANNUAL COMPENSATION			COMPENSATION
				OTHER	SECURITIES
				ANNUAL	UNDERLYING	ALL OTHER
NAME AND PRINCIPAL	FISCAL	SALARY	BONUS	COMPENSATION	OPTIONS/SARS	COMPENSATION
POSITION	YEAR	($)	($)	($)	(#)	($)
Gerald J. Rubin	2004	600,000	5,474,156	—	625,000	117,077	(1)(2)(3)(4)
Chairman, Chief Executive	2003	600,000	2,039,175	—	1,000,000	105,380	(1)(2)(3)(4)
Officer, and President	2002	600,000	1,391,174	—	1,000,000	38,994	(1)(2)(3)(4)

Christopher L. Carameros	2004	498,000	269,154	—	300,000	6,725	(5)
Executive Vice-President (5)	2003	83,000	—	—	—	—

Thomas J. Benson	2004	135,417	37,306	—	56,883	1,158	(6)
Senior Vice-President
Finance and Chief Financial Officer (6)

Vincent D. Carson	2004	181,788	81,992	—	5,000	3,334	(7)
Vice-President and	2003	176,663	45,000	—	5,000	270	(7)
General Counsel (7)	2002	58,333	5,562	—	10,000	—

(1)	Includes $ 4,205, $1,000 and $1,000 of the Company’s contributions to the Helen of Troy 401(k) Plan, in fiscal 2004, 2003, and 2002, respectively.

(2)	Includes amounts attributable to the economic benefit received for executive and survivorship life insurance policies. The economic benefit of such policies totaled $21,571, $21,167, and $19,599 in fiscal 2004, 2003, and 2002, respectively. During fiscal 2004 and 2003, the Company paid annual premiums of $360,000 in respect of the policies. During fiscal 2002, the Company paid annual premiums of $403,431 in respect of the policies. See “Certain Relationships and Related Party Transactions.”

(3)	Includes $68,300 and $62,582 attributable to personal and travel expenses and $2,772 and $1,583 attributable to group term life insurance for fiscal 2004 and 2003, respectively. Also includes $5,798 of disability insurance premiums paid by the Company during fiscal 2004, 2003 and 2002.

(4)	Includes amounts representing the annual lease value of a vehicle provided by the Company. Such amounts totaled $14,431, $13,250 and $12,597 for fiscal 2004, 2003, and 2002, respectively.

(5)	Included for fiscal 2004 is $6,000 of the Company’s contributions to the Helen of Troy 401(k) Plan and $725 attributable to life insurance premiums. Mr. Carameros joined the Company as an employee on January 1, 2003. Prior to such appointment, Mr. Carameros was a non-employee Director of the Company. Mr. Carameros continues to serve on the Board of Directors.

(6)	Included for fiscal 2004 is $1,000 of the Company’s contributions to the Helen of Troy 401(k) Plan and $158 attributable to life insurance premiums. Mr. Benson joined the Company in August 2003.

(7)	Included for fiscal 2004 is $2,959 of the Company’s contributions to the Helen of Troy 401(k), and $375 and $270 attributable to life insurance premiums in fiscal 2004 and 2003, respectively. Mr. Carson joined the Company in November 2001.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

					POTENTIAL REALIZABLE VALUE
					AT ASSUMED ANNUAL RATES OF
					STOCK PRICE APPRECIATION
	INDIVIDUAL GRANTS				FOR OPTION TERM
	NUMBER OF	% OF TOTAL
	SECURITIES	OPTIONS/SARS
	UNDERLYING	GRANTED TO
	OPTIONS/SARS	EMPLOYEES IN	EXERCISE OR
	GRANTED	FISCAL YEAR	BASE PRICE	EXPIRATION	5%	10%
NAME	(#)	(%)	($/SH)	DATE	($)	($)
G. Rubin	250,000	19%	14.935	05/31/2013	2,348,135	5,950,636
G. Rubin	250,000	19%	21.465	08/31/2013	3,374,806	8,552,420
G. Rubin	125,000	10%	22.810	11/30/2013	1,793,136	4,544,158
C. Carameros	300,000	23%	12.975	03/25/2013	2,447,972	6,203,643
T. Benson	56,883	4%	21.210	08/22/2013	758,754	1,922,832
V. Carson	5,000	*	23.375	12/01/2013	73,502	186,269

*	Less than one percent of options granted during the fiscal year.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

			NUMBER OF SECURITIES
			UNDERLYING UNEXERCISED		VALUE OF UNEXERCISED
			OPTIONS/SARS AT FISCAL		IN-THE-MONEY OPTIONS / SARS
	SHARES ACQUIRED		YEAR-END (#)		AT FISCAL YEAR-END ($) (1)
	ON EXERCISE	VALUE REALIZED
NAME	(#)	($)	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
G. Rubin	1,200,000	27,564,000	6,625,000	—	108,512,925	—
C. Carameros	229,414	3,062,176	134,586	—	2,174,237	—
T. Benson	—	—	—	56,883	—	450,513
V. Carson	—	—	3,000	17,000	53,618	234,958

(1)	Represents the difference between the last sale price of the Common Stock on February 29, 2004 ($29.13) and the exercise price of the option, multiplied by the applicable number of options.

The following table summarizes certain equity compensation plan information as of February 29, 2004:

EQUITY COMPENSATION PLAN INFORMATION

NUMBER OF SECURITIES
REMAINING AVAILABLE FOR
FUTURE ISSUANCE UNDER
	NUMBER OF SECURITIES TO	WEIGHTED-AVERAGE	EQUITY COMPENSATION
	BE ISSUED UPON EXERCISE	EXERCISE PRICE OF	PLANS (EXCLUDING
	OF OUTSTANDING OPTIONS,	OUTSTANDING OPTIONS,	SECURITIES REFLECTED IN
	WARRANTS, AND RIGHTS	WARRANTS, AND RIGHTS	COLUMN (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,982,648	$12.98	878,673 (1)
Equity compensation plans not approved by security holders	—	—	—

TOTAL	7,982,648	$12.98	878,673

(1)	Includes 366,262 shares authorized and available for issuance in connection with the Helen of Troy Limited 1998 Employee Stock Purchase Plan, 432,000 shares authorized and available for issuance under the Helen of Troy Limited 1996 Stock Option Plan for Non-Employee Directors, and 80,411 shares authorized and available for issuance under the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan.

EMPLOYMENT CONTRACT

     Mr. Rubin’s employment contract was amended and restated effective September 1, 2003. Mr. Rubin’s employment contract has a term of five years, renews itself daily and provides for a base salary of $600,000, and provides for a bonus payable in accordance with the Company’s 1997 Cash Bonus Performance Plan which was approved by the Company’s stockholders. The bonus is payable based on the earnings achieved by the Company in any applicable fiscal year according to the following scale:

	AMOUNT OF EARNINGS ACHIEVED BY
AMOUNT OF BONUS PAYABLE	THE COMPANY IN THE APPLICABLE
AS A PERCENT OF EARNINGS	FISCAL YEAR
5%	$—	to	$30,000,000
6%	$30,000,001	to	$40,000,000
7%	$40,000,001	to	$50,000,000
8%	$50,000,001	to	$60,000,000
9%	$60,000,001	to	$70,000,000
10%	$70,000,001	or more

     For the purposes of the bonus calculation, “earnings” means the sum of the consolidated earnings from continuing operations before all income taxes of the Company and its subsidiaries, minus extraordinary income, plus extraordinary expenses, minus capital gains, and plus capital losses. All components of the calculation are required to be determined in accordance with accounting principles generally accepted in the United States. The amount of the incentive bonus calculated above is then reduced by the salary paid to Mr. Rubin in the fiscal year. Mr. Rubin’s incentive bonus also provides that Mr. Rubin’s incentive bonus for any fiscal year may not exceed $15,000,000.

     The employment agreement also calls for the reimbursement of certain expenses and taxes. Under the terms of the employment agreement, Mr. Rubin was entitled to receive options to purchase Common Stock that are immediately vested in the amount of 250,000 shares on the last business day of each of the Company’s fiscal quarters. During fiscal 2004, pursuant to the employment agreement, Mr. Rubin received option grants of 250,000 each for the first two fiscal quarters. The employment agreement was amended effective September 1, 2003 to grant Mr. Rubin option grants of 125,000 shares on the last business day of the Company’s fiscal quarters starting with the fiscal quarter beginning September 1, 2003. Under the amended employment agreement, Mr. Rubin received an option grant of 125,000 in the third fiscal quarter. In the fourth fiscal quarter, Mr. Rubin declined receipt of the balance of available options in order to allow the options in the plan to be used to reward selected members of the Company’s management with an equity ownership interest in the financial success of the Company.

     The terms of Mr. Rubin’s employment agreement require that options continue to be granted subject to such options being available under the Company’s stock option plans. In the event there are not a sufficient number of shares under the stock option plans to cause the grant of stock options to Mr. Rubin, the Company agrees to use its reasonable efforts to cause the Company’s shareholders to approve additional shares of Common Stock to be subject to such stock option plans to enable such grants. See Proposal 2 in this proxy statement for a proposal to increase the number of shares of Common Stock available under the Company’s 1998 Stock Option and Restricted Stock Plan. In the event the Company’s shareholders do not approve additional shares to be issued under such stock option plans, the Company is not obligated to Mr. Rubin to grant such options.

     Should Mr. Rubin’s employment with the Company be terminated by an occurrence other than death, disability or good cause, Mr. Rubin will receive payments, each in an amount equal to his monthly rate of basic compensation, which shall commence on the date of termination and shall continue until the date the employment contract would have expired but for said occurrence. Mr. Rubin would also receive payments, payable annually after the close of each fiscal year of the Company, each in an amount of incentive compensation and bonuses that would otherwise have been payable to him if he had continued in the employ of the Company for the same period, provided, however, the incentive compensation and bonus payable with respect to any fiscal year shall not be less than the highest annual incentive compensation and bonus award made to Mr. Rubin with respect to the Company’s most recent three fiscal years ending prior to the date of termination.

     Upon the occurrence of a change in control of the Company, Mr. Rubin may elect to terminate his employment with the Company, and upon such termination will receive a present-value lump sum payment of that amount due to him as basic compensation if his employment contract had continued until the date the employment contract would have expired but for said occurrence. In the event of a change in control, Mr. Rubin will also receive a lump sum payment in an amount equal to the amount of incentive compensation and bonuses that would otherwise have been payable to him under the employment agreement. Such lump sum payment shall be calculated using Mr. Rubin’s highest incentive compensation and bonuses payable with respect to the Company’s most recent three fiscal years ending prior to the date of the termination, with present value calculated using the applicable federal rate for the date of the termination of employment. Mr. Rubin’s contract also provides for a gross-up for the excise tax on any amounts that are treated as excess parachute payments under the Internal Revenue Code of 1986, as amended.

     If Mr. Rubin’s employment is terminated by an occurrence other than by death, disability or good cause, including upon a change in control, Mr. Rubin will also receive: (1) all amounts earned, accrued or owing but not yet paid to him, (2) immediate vesting of all options granted to him, (3) removal of all restrictions on restricted stock awarded to him and immediate vesting of the rights to such stock, if any, (4) medical benefits for him and his wife for life and (5) paid premiums of his life insurance policies, required under his employment contract. Mr. Rubin will continue to participate in all employee benefits plans, programs or arrangements available to Company executives in which he was participating on the date of termination until the date the employment contract would have expired but for said occurrence or, if earlier, until he receives equivalent benefits and coverage by another employer.

     In the event of Mr. Rubin’s death, all unpaid benefits under these agreements are payable to his estate. Mr. Rubin’s contract grants him the right to elect a cash payment of the remainder of his contract in the event of a merger, consolidation or transfer of all or substantially all of the Company’s assets to any unaffiliated company or other person.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 2004, the Company continued an agreement (the “Lease”) under which it leases a 108,000 square foot warehouse facility in El Paso, Texas, from a real estate partnership (the “Partnership”) in which Gerald J. Rubin and Stanlee N. Rubin are limited partners. The Company entered into the Lease in order to expand its inventory storage capacity in El Paso, Texas. Under the terms of the Lease, the Company pays $29,250 in monthly rent. The Company also pays certain expenses associated with the operation of the facility. The Company leased the warehouse facility for the entire fiscal year and made a total of $454,000 in payments for associated rent and operating expenses during fiscal 2004. The Company has obtained an appraisal from a third party confirming that the amount of rent under the Lease is comparable to that being paid by other companies for similar facilities in El Paso. The Company obtained comparable rental information on similar properties from an unaffiliated real estate company at the time of the Lease. This information was used to establish the rental rate for this facility. The Lease is a month-to-month agreement. Either the Company or the Partnership may cancel the Lease by providing the other party with notice 30 days in advance of terminating the Lease.

     For the first half of fiscal 2004, the Company was the occupant of offices in various locations throughout the United States under three separate informal reimbursement arrangements (collectively, the “informal arrangements”) with the Partnership. The Company entered into the informal arrangements in order to facilitate contact with customers. Under the informal arrangements, the Company paid rent and certain operating expenses in amounts equal to the rent and operating expenses paid by the Partnership under its leases of these facilities. During fiscal 2004, the Company paid $64,163 under these informal arrangements. During the third fiscal quarter of 2004, the informal arrangements were cancelled and the underlying leases were transferred to one of the Company’s subsidiaries. Accordingly, after October 2004 no further payments were made under the previous informal arrangements with the Partnership.

     In July 1999, the Company entered into an agreement with the Partnership under which the Company leases 3,325 square feet of office space in El Paso, Texas to the Partnership. The agreement calls for the Company to receive $3,879 in monthly rent. During fiscal 2004, the Company recorded $46,550 in rental income associated with this agreement. The Company has obtained an appraisal from a third party confirming that the amount of rent under such agreement is comparable to that being paid by other companies for similar facilities in El Paso, Texas.

     Byron H. Rubin, a member of the Company’s Board of Directors, earns ordinary insurance agent’s commissions in connection with the Company’s group health, life and disability insurance policies as well as in connection with certain life insurance policies on its officers. During fiscal 2004, he received commissions of approximately $30,000 from policies sold to the Company.

     All of the above transactions have been reviewed, approved and ratified by the Company’s Audit Committee.

     Prior to July 2003, the Company had paid premiums for survivorship life insurance policies on the lives of Gerald J. Rubin and Stanlee N. Rubin in the aggregate insured amount of $29,000,000. The Company and a trust established for the benefit of Gerald J. Rubin and Stanlee N. Rubin, which was the beneficiary of the life insurance policies (the “Trust”), entered into a Split Dollar Insurance Agreement dated March 1994 whereby the Trust agreed to repay the Company all of the premiums paid under the policies from the proceeds of the policies. The Trust owned the policies and collaterally assigned the proceeds from these policies as collateral for the obligation to repay the aggregate premiums paid by the Company under these policies. In July 2003, the Trust and the Company entered into a Life Insurance Agreement under which the Trust transferred ownership of the policies to the Company. The Company agreed to pay annual premiums up to $360,000 on the policies and upon the death of the second to die of Gerald J. Rubin or Stanlee N. Rubin, the Company shall receive the cash surrender value of the policies and the Trust shall receive the balance of the proceeds. As of March 2, 2004, the total aggregate death benefit of the policies was $31,348,972, and the aggregate cash surrender value of the policies was $3,782,125. The aggregate premiums paid by the Company since inception of the policies is $ 3,600,000.

     Through fiscal 2002, the Company paid premiums on an executive universal life insurance policy on the life of Gerald J. Rubin in the initial insured amount of $5,000,000. Under the split dollar agreement for this policy, entered into in June 2000, the Company is entitled to reimbursement for all premium payments it has made on the policy out of any death benefits paid on the life of Gerald J. Rubin. The Company last paid a $43,431 annual premium on the policy in fiscal 2002. No premiums were paid on the policy in fiscal 2003 and fiscal 2004. As of February 29, 2004, the total aggregate death benefit of the policies was $ 5,469,679, and the aggregate cash surrender value of the policies was $469,679. The aggregate premiums paid by the Company since inception of the policies is $958,266.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All members of the Compensation Committee during 2004 were independent Directors, and none of them were employees or former employees of Helen of Troy. During 2004, no Helen of Troy executive officer served on the Compensation Committee (or equivalent), or the Board of Directors, of another entity whose executive officer(s) served on Helen of Troy’s Compensation Committee or Board.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee has submitted the following report:

     The Compensation Committee is responsible for developing the Company’s executive compensation strategy and for administering the policies and programs that implement this strategy. The Committee is comprised entirely of independent, non-employee Directors.

     The executive compensation strategy reflects the Company’s fundamental philosophy of aligning the interests of management with Helen of Troy’s long-term performance and offering competitive compensation opportunities based on each individual’s contribution to the achievement of shareholder value. This strategy is designed to attract and retain employees with outstanding qualifications and experience.

     The three elements of the Company’s executive compensation strategy, all determined by corporate and individual performance, are:

•	Base salary;

•	Annual incentive compensation; and

•	Long-term incentive compensation.

     The Compensation Committee has reviewed the compensation packages for Executives of the Company’s primary competitors and those of other Companies that sell consumer products. Some of these competitors are privately held and are therefore not included in the accompanying stock performance graph. The performance of the selected companies was compared to that of Helen of Troy. Earnings performance, stock price, accretive acquisitions, and other criteria intended to increase shareholder wealth continue to be the primary considerations in crafting compensation packages for Company Executives to align their interests with that of the Company’s shareholders.

     The base salary for Gerald J. Rubin (Chief Executive Officer and President) for fiscal 2004 was based on his employment contract. See “Executive Compensation — Employment Contract.”

     The base salaries for the other executive officers during fiscal 2004 were determined by the Chief Executive Officer of the Company based on the skills and experience required by the position, the effect of the individual’s performance on the Company and the potential of the individual.

     Annual incentive compensation consists of cash bonuses. The amount of the cash bonus for Gerald J. Rubin is based upon the 1997 Cash Bonus Performance Plan, as amended, which has been approved by the Company’s shareholders. For fiscal 2004, the Company awarded a bonus of $5,474,156 to Gerald J. Rubin under the 1997 Cash Bonus Performance Plan.

     The 2004 incentive bonuses for the other executive officers were determined based upon performance objectives set by the Company’s Chief Executive Officer.

     Long-term incentive compensation consists of the Company’s stock option plans. Stock options are granted based on the performance and position of the executive officer, as well as the Company’s performance. Executive officers are provided with opportunities for ownership positions in the Common Stock through the Company’s stock option plans. This opportunity for ownership, combined with a significant performance-based incentive compensation opportunity, forges a strong link between the Company’s management and shareholders. During fiscal 2004 the Company’s Board of Directors granted to Gerald J. Rubin, Christopher L. Carameros, Thomas J. Benson and Vincent D. Carson stock options to purchase 625,000, 300,000, 56,883 and 5,000 shares of the Common Stock, respectively.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1,000,000 on the amount of compensation that Helen of Troy may deduct in any one year with respect to each of its five most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. Helen of Troy’s shareholder-approved 1998 Stock Option and Restricted Stock Plan, in which awards under such plans constitute performance-based compensation, is not subject to Section 162(m) of the Tax Code. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy that all compensation must be deductible.

     As stated above, the compensation to the Company’s Chief Executive Officer, Gerald J. Rubin, during fiscal 2004 consisted of base salary, annual incentive compensation, and long-term incentive compensation. All of the factors discussed above in this report were taken into consideration by the Compensation Committee in determining the total compensation for Mr. Rubin for fiscal 2004.

Respectfully submitted, COMPENSATION COMMITTEE OF DIRECTORS Gary B. Abromovitz (Chairman) Daniel C. Montano

     The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Helen of Troy’s Audit Committee is made up solely of independent directors, as defined in the applicable NASDAQ and SEC rules, and it operates under a written charter adopted by the Board. A copy of the Audit Committee charter to be effective as of the Annual Meeting is attached hereto as Appendix A. As required by the charter, we review and reassess the charter annually and recommend any changes to the Board of Directors for approval.

     The ultimate responsibility for good corporate governance rests with the Board, whose primary roles are oversight, counseling and direction to Helen of Troy’s management in the best long-term interests of the Company’s and its shareholders. The Audit Committee has been established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of Helen of Troy’s annual financial statements. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of Helen of Troy’s financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of Helen of Troy’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations.

     KPMG LLP, our independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. In accordance with law, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace Helen of Troy’s independent auditors. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

     The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

     The Audit Committee has an agenda for the year that includes reviewing Helen of Troy’s financial statements, internal controls and audit matters. The Audit Committee meets each quarter with KPMG LLP, Helen of Troy’s Chief Financial Officer, General Counsel and other members of financial and operating management, as necessary to review the Company’s interim financial results before the publication of Helen of Troy’s quarterly earnings press releases. In addition to the review of interim results, management’s and the independent auditors’ presentations to and discussions with the Audit Committee covered various topics and events that might have significant financial impact and/or are the subject of discussions between management and the independent auditors. In addition, the Audit Committee generally oversaw Helen of Troy’s internal compliance programs. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by Helen of Troy regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by Helen of Troy’s employees, received through established procedures, of concerns regarding questionable accounting or auditing matters.

     Among other matters, the Audit Committee has and will continue to monitor the activities and performance of Helen of Troy’s external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform non-audit services. Helen of Troy’s independent auditors provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discusses with the independent auditors and management that firm’s independence.

     In accordance with Audit Committee policy and the requirements of law, all services to be provided by KPMG LLP are pre-approved by the Audit Committee. Pre-approval includes audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular defined task or scope of work and is subject to a specific budget. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. We obtain these services from other service providers as needed. In fiscal 2004, at the direction of the Audit Committee, we took steps to reduce the scope and amount of permissible non-audit services obtained from KPMG LLP and to seek and obtain other providers of those services. This activity is continuing in fiscal 2005. See “Proposal 3: Ratification of Selection of Independent Auditors” for more information regarding fees paid to KPMG LLP for services in fiscal years 2004 and 2003.

     The Audit Committee has reviewed and discussed the consolidated financial statements for fiscal year 2004 with management and the independent auditors; management represented to the Audit Committee that Helen of Troy’s consolidated financial statements were prepared in accordance with generally accepted accounting principles; and the Audit Committee has discussed with the independent auditors the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” This review included a discussion with management of the quality, not merely the acceptability, of Helen of Troy’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in Helen of Troy’s financial statements, including the disclosures related to critical accounting estimates. In reliance on these views and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in Helen of Troy’s Annual Report on Form 10-K for the year ended February 29, 2004 for filing with the SEC.

     We recommended to the Board of Directors the reappointment of KPMG LLP as the Company’s independent auditors.

Respectfully submitted, THE AUDIT COMMITTEE OF DIRECTORS Gary B. Abromovitz (Chairman) Daniel C. Montano John B. Butterworth

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

AUDIT AND OTHER FEES PAID TO OUR INDEPENDENT AUDITORS

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended February 29, 2004, and February 28, 2003, and fees billed for other services rendered by KPMG LLP during those periods: Certain amounts for 2003 have been rounded to conform to the 2004 presentation.

	2004	2003
Audit Fees	$338,200	$318,500
Audit-Related Fees	11,000	10,400
Tax Fees	79,900	89,600
All Other Fees	9,100	37,800

Total	$438,200	$456,300

     In the above table, in accordance with new SEC definitions and rules for proxy statements, “audit fees” are fees Helen of Troy paid KPMG for professional services for the audit of Helen of Troy’s consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees billed by KPMG LLP consisted principally of an audit of our 401k plan; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees billed by KPMG LLP to Helen of Troy for other permissible work for services not included in the first three categories. In 2004 “all other fees” consisted of services provided related to the sale of Tactica and research and advice regarding compensation and benefit issues related to stock options. In 2003 “all other fees” consisted of assistance with various SEC filings and services provided to assist us with the implementation of new accounting standards. These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in KPMG LLP’s core work, which is the audit of the Company’s consolidated financial statements.

     The Audit Committee pre-approved all of the services described above that were provided in fiscal 2004 in accordance with the pre-approval requirements of the Sarbanes-Oxley Act, which became effective on May 6, 2003. Accordingly, there were no services for which the de minimis exception, as defined in Section 202 of the Sarbanes-Oxley Act was applicable.

PROPOSAL 2: PROPOSAL TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK AVAILABLE UNDER THE HELEN OF TROY LIMITED
1998 STOCK OPTION AND RESTRICTED STOCK PLAN

     The Board of Directors and the Compensation Committee have determined that it is in the best interest of the Company and its shareholders to amend the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan (the “1998 Plan”) to add 3,000,000 shares of Common Stock to the 1998 Plan. There are currently 6,000,000 shares of Common Stock subject to the 1998 Plan, of which 5,962,914 shares of Common Stock were issued or are currently subject to Options under the 1998 Plan at June 21, 2004. The Board of Directors and the Compensation Committee have approved this proposed amendment to the 1998 Plan, to be effective as of the date of approval thereof by the Company’s shareholders.

     Certain provisions of the 1998 Plan are summarized below. The complete text of the 1998 Plan, marked to show the proposed amendment, is included in Appendix F of this proxy.

     The purpose of the 1998 Plan is (1) to offer selected employees of the Company or its subsidiaries an equity ownership interest in the financial success of the Company, (2) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility and (3) to encourage equity participation in the Company by eligible Participants (as hereinafter defined). The 1998 Plan provides for the grant by the Company of (a) options (“Options”) to purchase shares of Common Stock, and (b) awards of shares of Common Stock containing certain restrictions (“Restricted Stock”). Options granted under the Plan may include nonstatutory options (“Nonstatutory Options”) as well as incentive stock options (“Incentive Stock Options”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended and as interpreted by the regulations there under (the “Code”).

     Without additional stock options available for issue, Helen of Troy will be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to the future success of the company. These cash replacement alternatives would then reduce the cash available for investment in innovation and business growth. We intend to continue to use stock options as our primary means of providing equity compensation to our employees. Although the 1998 Plan does provide the flexibility to use additional forms of equity compensation, we expect to use them on a very limited basis, if at all, in the near term.

     The closing sale price of the Common Stock on June 21, 2004, as reported by the NASDAQ Stock Market, was $33.98 per share.

AMOUNT OF STOCK SUBJECT TO THE 1998 PLAN

     Under the terms of the 1998 Plan, the Company has been authorized to grant (i) Options and (ii) awards of Restricted Stock (collectively, grants of Options and Restricted Stock are referred to in this Proxy Statement as “Plan Awards”) with respect to an aggregate of 6,000,000 shares of Common Stock (the “Shares”). The proposed amendment to the 1998 Plan will increase the number of authorized shares issuable under the 1998 Plan by 3,000,000 Shares. No more than 600,000 of the aggregate number of Shares available under the 1998 Plan may be issued in connection with grants of Restricted Stock. As of June 21, 2004, there were 37,086 Shares available for the grant of stock options and restricted stock awards under the 1998 Plan. The Board of Directors believes that this is not a sufficient number of Shares to accomplish the objectives described above. The inclusion of 3,000,000 additional Shares subject to the 1998 Plan will enable the Company to further promote these objectives.

ADMINISTRATION OF THE 1998 PLAN

     The Company’s Compensation Committee (the “Committee”) administers the 1998 Plan. The Committee must consist of at least two persons and each Committee member must be a member of the Board of Directors who is both (a) a Non-Employee Director within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (b) an Outside Director, within the meaning of Section 162(m) of the Code.

ELIGIBILITY FOR PLAN AWARDS

     Plan Awards may be granted to selected employees of the Company or its subsidiaries (the “Participants”) in consideration for services provided to the Company or its subsidiaries; provided, however, that no Incentive Stock Option may be granted to any individual who is not an employee of the Company or one of its subsidiaries on the date of grant. Actual participation in the 1998 Plan will be determined by the Committee. Therefore, the number of Participants who will participate in the 1998 Plan cannot be determined precisely. The employment contract of Mr. Rubin, the Chief Executive Officer and President of the Company, specifies that he is entitled to receive options to purchase Common Stock that are immediately vested in the aggregate amount of 125,000 shares on the last business day of each fiscal quarter of the Company. Under the employment contract, the grant of these options may be made under the 1998 Plan or the Company’s other stock option plans, subject to options being available under those plans. See “Executive Compensation — Employment Contract.” Other than the grant of options to Mr. Rubin, neither the benefits nor the amounts that will be received by or allocated to each of the Participants or other executive officers can be determined precisely at this time. At June 21, 2004, the Company had approximately 665 employees who were eligible to participate in the 1998 Plan, of which 110 employees had option grants outstanding.

LIMITATIONS WITH RESPECT TO COVERED EMPLOYEES

     The total number of Shares for which Options may be granted and which may be awarded as Restricted Stock (under the 1998 Plan and any other plan of the Company) to any “covered employee” within the meaning of Section 162(m) of the Code during any one-year period shall not exceed 1,000,000 in the aggregate.

OPTIONS UNDER THE 1998 PLAN

     The exercise price for any Option granted under the 1998 Plan shall be such price as the Committee may determine in its sole discretion, but shall be not less than 100% of the fair market value per share on the date of grant of such Option. In the event that an Incentive Stock Option is granted to any person who, at the time such Incentive Stock Option is granted, owns more than 10% of the total combined voting power of classes of shares of the Company or of any subsidiary corporation of the Company (a “Ten Percent Shareholder”), then the exercise price for the Option shall not be less than 110% of the fair market value of the shares on the date the Option is granted.

     Any Option granted under the 1998 Plan is exercisable at such times, under such conditions (including, without limitation, performance criteria with respect to the Company and/or the optionee), in such amounts and during such period or periods as the Committee determines on the date such Option is granted. However, such Options shall not be exercisable after the expiration of ten years from the date such Option is granted. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option shall not be exercisable after the expiration of five years from the date such Option is granted. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check or, if authorized by the Committee, by delivery of other Shares having a fair market value on the date of delivery equal to the aggregate exercise price of the Shares as to which such Option is being exercised, or by any combination of such methods or by any other method of payment as may be permitted by applicable law and authorized by the Committee.

     With respect to Incentive Stock Options, Options that are granted to Participants in the 1998 Plan, which allow such Participants to purchase in excess of $100,000 (calculated as of the time the Option is granted) of the Company’s Common Stock in any one calendar year under the 1998 Plan and all of the Company’s other plans, are considered Nonstatutory Options that are not entitled to the favorable tax treatment provided under Section 422 of the Code.

     In general, if an optionee ceases to be an employee of the Company for reasons other than Permanent and Total Disability (as defined in the 1998 Plan) or death, the optionee will have until the earlier of 30 days or the date the Option expires to exercise the Option, to the extent the optionee was entitled to exercise the Option on the date of termination. However, if the optionee is an employee and is terminated without cause, the 30-day period described above will be increased to 90 days, in the case of an Incentive Stock Option, and 6 months, in the case of a Nonstatutory Option, to the extent the optionee was entitled to exercise the Option on the date of termination.

     If an optionee is unable to continue to perform services for the Company or any of its subsidiaries as a result of Permanent and Total Disability the optionee will have until the earlier of 12 months from the date of such disability or the date the Option expires to exercise the Option, in whole or in part, notwithstanding that such Option may not be fully exercisable on such date. In the case of an Incentive Stock Option, the optionee must have been an employee since the date of grant and must be an employee on the date of Permanent and Total Disability, to take advantage of this provision.

     In general, upon the death of an optionee, any Option held by such optionee will terminate; provided that if the optionee’s death occurs during the term of an Option and at the time of death such optionee was an employee the optionee’s estate or person who acquired the right to exercise the Option by bequest or inheritance will have until the earlier of 12 months from the date of such optionee’s death or the date the Option expires to exercise the Option, in whole or in part, notwithstanding that such Option may not be fully exercisable on such date. In the case of an Incentive Stock Option, the optionee must have been an employee since the date of grant and must be an employee on the date of death, to take advantage of this provision.

     Except as may be permitted by the Compensation Committee, an Option granted under the 1998 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules there under, and is not assignable by operation of law or subject to execution, attachment or similar process.

     The Stock Option Agreement (as defined in the 1998 Plan) evidencing any Incentive Stock Option granted under the 1998 Plan shall provide that if the optionee makes a disposition, within the meaning of Section 424(c) of the Code, of any share or shares issued to him pursuant to the exercise of the Incentive Stock Option within the two-year period commencing on the day after the date such Option is granted or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company and immediately deliver to the Company any amount of federal income tax withholding required by law.

RESTRICTED STOCK UNDER THE 1998 PLAN

     The Committee may grant awards of Restricted Stock under the 1998 Plan in accordance with the terms and conditions set forth in an agreement between the Company and the Participant. Restricted Stock may be granted by the Committee either separately or in combination with Options. Each grant of Restricted Stock shall require a Participant to remain an employee of the Company or any of its subsidiaries for at least six months from the date of grant. Restricted Stock shall be granted to Participants for services rendered to the Company, and at no additional cost to the Participant; provided, however, that the value of such services must equal or exceed the par value of the Restricted Stock granted to the Participant. The Committee must require as a condition to awarding any Restricted Stock that a Participant hold the Restricted Stock for a period of (1) one year following the date of such acquisition in the event such Restricted Stock award vests upon the achievement of performance goals or (2) three years following the date of such acquisition in the event such Restricted Stock award does not vest upon the achievement of performance goals.

     The Company must establish a restricted stock account for each Participant, to which Restricted Stock granted to the Participant is credited. Every credit of Restricted Stock shall be merely a bookkeeping entry and every grant of Restricted Stock shall be considered contingent and unfunded until the restrictions lapse. During the period of restriction such accounts shall be subject to the claims of the Company’s creditors. The Participant’s rights to the restricted stock account are no greater than that of a general creditor of the Company. On the date the restrictions lapse, the Restricted Stock shall vest in the Participant.

     The terms, conditions and restrictions of the Restricted Stock are determined by the Compensation Committee on the date of grant. The restrictions shall lapse based upon performance measures, targets, holding period requirements and other criteria established by the Compensation Committee. Such criteria may vary among the grants of Restricted Stock; provided, however, that once the Restricted Stock has been granted and the criteria are established, such criteria may not be further modified with respect to such grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period that the restrictions apply. The Compensation Committee, in its sole discretion, may establish procedures by which a Participant may defer the transfer of Restricted Stock to the Participant.

     The Compensation Committee may provide from time to time that amounts equivalent to dividends paid with respect to Common Stock be payable with respect to the Restricted Stock held in the restricted stock account. Such amounts shall be credited to the restricted stock account but shall be payable to the Participant only when the restrictions lapse.

     If a Participant, with the consent of the Compensation Committee, ceases to be an employee or ceases to provide services to the Company or any of its subsidiaries, or dies or suffers from Permanent and Total Disability, the restrictions applicable to the Participant’s Restricted Stock shall lapse in accordance with such determination as the Compensation Committee, in its sole discretion, shall make. A Participant who ceases to be an employee or to perform services for the Company or any of its subsidiaries for any other reason shall forfeit all of his grants of Restricted Stock which are still under restriction.

TAX WITHHOLDING

     No later than the date as of which the value of any Plan Award or any Shares or other amount received there under first becomes includable in the gross income of a Participant for federal income tax purposes, such Participant must pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required to be withheld with respect to such income. The Company and its subsidiaries have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant to the extent permitted by law. Subject to approval by the Compensation Committee, a Participant may elect to have such withholding obligation satisfied, in whole or in part, by (1) authorizing the Company to withhold from Shares to be issued pursuant to any award, a number of Shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (2) transferring to the Company Shares owned by the Participant with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due.

CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

     Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option (as well as the exercise price covered by any outstanding Option), the number of Shares of Restricted Stock credited to a Participant’s restricted stock account and the aggregate number of Shares that have been authorized for issuance under the 1998 Plan will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (as defined below), any Option granted under the 1998 Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each optionee and each such optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then (1) if there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding unexercised Options for securities of another corporation, then the Compensation Committee shall take such action, and the Options shall terminate, as provided above; or (2) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the Shares under outstanding or unexercised options for securities of another corporation, then the Compensation Committee shall adjust the Shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefore) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

     For these purposes, the term “Reorganization” shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization. Except as provided in the 1998 Plan and except as otherwise provided by the Compensation Committee in its sole discretion, any Options shall terminate immediately prior to the consummation of such proposed action.

     Subject to the above, upon a Change in Control (as defined below) of the Company, (1) all the outstanding Options shall immediately become fully exercisable, and (2) any restrictions on the Restricted Stock will lapse and such Restricted Stock shall immediately vest in the Participant. For these purposes, a “Change in Control” shall have occurred if: (a) any person other than the Company or its subsidiaries, or an employee benefit plan of the Company or its subsidiaries, is or becomes the beneficial owner of 50% or more of the Common Stock; or (b) a majority of the present members of the Company’s Board of Directors cease to be members of the Board of Directors.

AMENDMENT TO THE 1998 PLAN

     The Board of Directors in its sole discretion may, from time to time, amend the Plan; provided that no amendment will be made without the requisite approval of the shareholders of the Company that will materially increase the benefits accruing to Participants under the 1998 Plan or will change the aggregate number of Shares that may be issued under the 1998 Plan, other than any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

TERM AND TERMINATION OF THE 1998 PLAN

     The 1998 Plan will continue in effect for a term of 10 years, unless sooner terminated. The Board of Directors may terminate the 1998 Plan at any time in its sole discretion. Neither Restricted Stock nor Options may be granted after the 1998 Plan is terminated. The termination of the 1998 Plan, or any amendment thereto, shall not affect any Shares previously issued to a Participant, any Option previously granted under the 1998 Plan, or any Shares of Restricted Stock previously granted to a Participant.

MISCELLANEOUS

     The 1998 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of ERISA.

FEDERAL INCOME TAX CONSEQUENCES

     The following general summary is based upon the Code and does not include a discussion of any state or local tax consequences.

     Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an Incentive Stock Option.

     The income tax treatment of any gain or loss realized upon an optionee’s disposition of Shares received upon exercise of an Incentive Stock Option depends on the timing of the disposition. If the optionee does not dispose of the Shares received upon exercise of an Incentive Stock Option within two years from the date such Incentive Stock Option was granted, and does not dispose of such shares within one year from the date of exercise, the difference (if any) between the amount realized from the sale of such Shares and the exercise price, will be taxed as capital gain or loss.

     If an optionee disposes of the Shares before the end of the applicable holding periods described above (i.e., he makes a “disqualifying disposition”), the excess of the fair market value of the shares on the date of exercise, over the exercise price is taxable to the optionee as ordinary income, and the excess of the selling price over the fair market value of the shares on the date of exercise is taxable to the optionee as capital gain. If the selling price exceeds the exercise price but not the fair market value on the date of exercise, the excess of the selling price over the exercise price is taxable to the optionee as ordinary income. If the selling price is less than the exercise price, the difference is treated as capital loss.

     The Company is not entitled to a deduction for federal income tax purposes with respect to the grant or exercise of an Incentive Stock Option or the disposition of Shares acquired upon exercise (if the applicable holding periods have been met). In the event of a disqualifying disposition, however, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee.

     Certain optionees may be subject to the alternative minimum tax which in individual cases could reduce or eliminate any tax benefits to them under the 1998 Plan.

     If an optionee exercises an Incentive Stock Option by delivering other Shares of the Company that are substantially vested or with respect to which a Section 83(b) election has been filed, under proposed regulations, the optionee will not recognize any compensation income or gain with respect to the Shares surrendered. The portion of the Shares received equal in number to the Shares surrendered will have a basis equal to the basis of the Shares surrendered in payment (which generally will be the exercise price). The holding period of such Shares will be determined in accordance with proposed regulations. The optionee will recognize no gain with respect to the remaining portion of Shares received, the basis of such Shares will be zero and the holding period of such Shares will begin on the date of receipt thereof by the optionee.

     If an optionee exercises an Incentive Stock Option using Shares received upon the prior exercise of an Incentive Stock Option (whether granted under the Plan or under another plan of the Company) and the participant has not held such stock for the applicable holding periods, under proposed regulations the participant will have made a disqualifying disposition of the number of Shares of prior Incentive Stock Option stock used as payment for the exercise price of the Incentive Stock Option. Generally, the optionee will recognize ordinary compensation income with respect to the surrender of such Shares to the extent of the excess of the fair market value of the Shares surrendered (determined as of the date the Option relating to such Shares was exercised) over the exercise price. The basis of the portion of the Shares received equal in number to the Shares surrendered will equal the amount of ordinary compensation income recognized by the optionee plus the optionee’s basis in the Shares surrendered. The basis of the remaining portion of Shares received will be zero.

     Nonstatutory Stock Options. An optionee will not recognize any taxable income upon the grant of a Nonstatutory Option. However, upon exercise of a Nonstatutory Option, an optionee must recognize ordinary income in an amount equal to the excess of the fair market value of the Shares at the time of exercise over the exercise price. Upon the subsequent disposition of the Shares, the optionee will realize a capital gain or loss, depending on whether the selling price exceeds the fair market value of the Shares on the date of exercise. The optionee’s holding period in the Shares, for capital gains and losses purposes, begins on the date of exercise.

     Different rules may apply with respect to exercises by optionees subject to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act (in general, executive officers, Directors and Ten Percent Shareholders who have not yet held their options for at least six months). Section 83 of the Code provides that such an optionee will not recognize ordinary income upon exercise (and the capital gains holding period will not begin) if the sale of Shares acquired by such optionee pursuant to an Option could subject the optionee to suit under
Section 16(b). Such an optionee would then recognize ordinary income (and the capital gains holding period would begin) when the optionee is no longer subject to suit under Section 16(b). Persons acquiring Shares subject to such a restriction, however, may elect (within 30 days of exercise of the Option) under Section 83(b) of the Code to be taxed as of the date of exercise, thereby fixing the ordinary income recognized from the exercise to the spread between the fair market value on the date of exercise and the exercise price paid for the Shares. Any change in the value of the Shares after the date of exercise would be recognized as capital gain or loss only if and when the Shares are disposed of by the optionee. If the Section 83(b) election is made, the optionee’s capital gains holding period begins on the date of exercise.

     An optionee’s tax basis in the Shares received on exercise of a Nonstatutory Option will be equal to the amount of consideration paid by the optionee on exercise, plus the amount of ordinary income recognized as a result of the receipt of such Shares. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee recognizes taxable income.

     If an optionee exercises a Nonstatutory Option by delivering other Shares of the Company, the optionee will not recognize gain or loss with respect to the Shares delivered by the optionee, even if the then fair market value of such Shares is different from the optionee’s tax basis therein. The portion of the Shares received equal in number to the Shares surrendered will have a basis equal to the basis of the Shares surrendered, and the holding period for such number of Shares received will include the holding period of the Shares surrendered. The remaining portion of the Shares received will be taxable to the employee as ordinary compensation income in an amount equal to the fair market value of such Shares as of the exercise date, and the Company likewise generally will be entitled to an equivalent tax deduction. The participant’s tax basis in the Shares received in excess of the number of Shares surrendered will equal the amount of ordinary compensation income recognized by the employee, and the holding period for such number of Shares received begins on the date such Shares are acquired.

     Restricted Stock. The Participant will not recognize taxable income upon the grant of Restricted Stock because the Restricted Stock will be nontransferable and subject to a substantial risk of forfeiture. The Participant will recognize ordinary income at the time at which the restrictions that impose a substantial risk of forfeiture of such Shares (the “Restrictions”) lapse, in an amount equal to the fair market value of such Shares at such time. The ordinary income recognized by a Participant with respect to Shares awarded pursuant to the 1998 Plan will be deemed compensation income subject to applicable wage withholding.

     A Participant may elect, pursuant to Section 83(b) of the Code, to include in gross income the fair market value of the Restricted Stock upon grant, notwithstanding that the Restricted Stock would otherwise not be includable in gross income at that time. If such election is made within 30 days of the date of grant, then the Participant would include in gross income the fair market value of the Restricted Stock on the date of grant, and any change in the value of the Shares after the date of grant would be capital gain or capital loss only if and when the Shares are disposed of by the Participant. If the Section 83(b) election is made, the Participant’s capital gains holding period begins on the date of grant.

     If a Section 83(b) election is made and the Participant then forfeits the Restricted Stock, the Participant may not deduct as a loss the amount previously included in gross income.

     Dividends received on the Shares when the Restrictions on such Shares lapse will be treated as additional compensation, and not dividend income, for federal income tax purposes and will be subject to applicable wage withholding.

     A Participant’s tax basis in Shares of Restricted Stock received pursuant to the 1998 Plan will be equal to the ordinary income recognized by such Participant. Unless a Section 83(b) election is made, the Participant’s holding period for such Shares for purposes of determining gain or loss on a subsequent sale will begin on the date the Restrictions on such Shares lapse.

     In general, the Company will be entitled to a deduction for federal income tax purposes at the same time and in an amount equal to the ordinary income recognized by a Participant with respect to Shares of Restricted Stock awarded pursuant to the 1998 Plan.

     If, subsequent to the lapse of Restrictions on Shares, the Participant sells such Shares, the difference, if any, between the amount realized from such sale and the tax basis of such Shares to the Participant will be taxed as long-term or short-term capital gain or loss depending on whether the Participant’s holding period for such Shares exceeds the applicable holding period at the time of sale.

     THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS.

PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

IMPACT OF PROPOSED ACCOUNTING PRONOUNCEMENT

     On March 31, 2004, the Financial Accounting Standards Board (FASB) issued an exposure draft, Share-Based Payment, that proposes different accounting for share-based payment transactions such as the stock options and awards covered in this proposal than that currently followed by the Company. This proposed statement, if adopted in its current form, would eliminate the use of APB Opinion No. 25, Accounting for Stock Issued to Employees, and generally would require such transactions be accounted for using a fair-value-based method requiring the recording of compensation expense rather than optional pro forma disclosure of such expense amounts. This proposed statement would be applied to public entities prospectively for fiscal years beginning after December 15, 2004, as if all share-based compensation awards granted, modified, or settled after December 15, 1994, had been accounted for using the fair-value-based method of accounting.

     The impact of the proposed statement on the Company’s consolidated financial statements, and share values, while not yet determinable, could be significant. It would apply to all options granted under the 1998 Plan that will have not yet vested on or before February 28, 2005. The proposed statement would require the recording of compensation expense over the life of each option grant based upon the fair value of the option at the date of the grant. The determination of the fair value of an option at the date of its grant is subject to a number of estimates and uncertainties. Because of the timing of the exposure draft and the uncertainty of whether it will be adopted substantially as proposed, and the uncertainty regarding the impact its adoption could have on the Company’s reported results of operations, management has not completed its review of the exposure draft or assessed its potential impact on Helen of Troy.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the amendment to the 1998 Plan described in this Proposal 2. If the amendment described in this Proposal 2 is not approved by the Company’s shareholders, the 1998 Plan, as previously approved, will continue in effect until all shares issuable are granted.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL. WE FIRMLY BELIEVE THAT A BROAD-BASED STOCK OPTION PROGRAM IS A NECESSARY AND POWERFUL EMPLOYEE INCENTIVE THAT ALLOWS THE COMPANY TO ATTRACT, RETAIN AND REWARD A HIGHLY QUALIFIED MANAGEMENT TEAM.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed KPMG LLP to serve as independent auditors for the fiscal year ending February 28, 2005, subject to ratification of the appointment by the shareholders. KPMG LLP has served as the Company’s independent auditors since 1978 and is considered by management to be well qualified and independent. Among other matters, the Audit Committee has concluded that current requirements for audit partner rotation, auditor independence through limitation of services and other regulations affecting the audit engagement process will substantially assist in supporting auditor independence. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. In the event that this selection of auditors is not ratified by a majority of the shares of common stock present or represented at the annual meeting, the Audit Committee will review its future selection of auditors.

     Representatives of KPMG LLP attended all meetings of the Audit Committee in 2004. The Audit Committee pre-approves and reviews audit and non-audit services performed by KPMG LLP as well as the fees charged by them for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence. To avoid certain potential conflicts of interest in maintaining auditor independence, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. In recent years, we have not obtained any of these prohibited services from KPMG LLP, and we are able to obtain such services from other Accounting firms and other service providers of requisite capability.

     In addition to the services provided by KPMG LLP, we principally used PricewaterhouseCoopers LLP (“PWC LLP”) to provide project direction and management consulting services in connection with our planned implementation of a new Global Enterprise Resource Planning System. In the aggregate, we paid PWC LLP $ 478,800 in fiscal 2004 in connection with these serves. This activity is continuing in 2005. We anticipate we will continue to pay PWC LLP amounts for these services.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as independent auditors as described in this Proposal 3.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

SHAREHOLDER PROPOSALS

     Shareholders intending to present proposals at the 2005 Annual Meeting of Shareholders and desiring to have those proposals included in the Company’s proxy statement and form of proxy relating to that meeting must submit such proposals, in compliance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be received at the executive offices of the Company no later than March 22, 2005. For proposals that shareholders intend to present at the 2005 Annual Meeting of Shareholders outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, unless the shareholder notifies the Company of such intent by March 22, 2005, any proxy solicited by the Company for such Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the Annual Meeting.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP has served as independent public accountants for the Company since 1978. A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so. The KPMG LLP representative is also expected to be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Except as noted below, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2004 all Section 16(a) filing requirements applicable to the Directors, executive officers and greater than 10% shareholders were satisfied. Form 4’s for the following individuals were filed late:

Chris Carameros	March 25, 2003 Stock Option Grant was filed late on June 4, 2003
Tom Benson	August 22, 2003 Stock Option Grant was filed late on August 27, 2003

QUORUM; VOTING

     The presence in person of two or more persons, representing throughout the Annual Meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is present, the nine nominees for Directors receiving a majority of the votes cast at the Annual Meeting in person or by proxy shall be elected. The affirmative vote of the majority of the votes cast at the Annual Meeting in person or by proxy shall be the act of the shareholders with respect to Proposals 2 and 3. If within half an hour from the time appointed for the Annual Meeting a quorum is not present or represented by proxy, the Annual Meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place the Board of Directors may determine, provided that at least two persons are present at such adjourned meeting, representing throughout the meeting, in person or by proxy, at least a majority of the issued shares of Common Stock entitled to vote. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally called. Broker non-votes are shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal. Such broker non-votes will be counted towards a quorum. Abstentions and broker non-votes are not counted in determining the total number of votes cast and will have no effect with respect to Proposals 1, 2, and 3.

OTHER MATTERS

     Except as described in this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting or any adjournment thereof, the holders of the proxies are authorized to vote on these matters in accordance with management’s discretion.

HOUSEHOLDING OF MATERIALS

     Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple shareholders in the same household. The Company will promptly deliver a separate copy of either document to any shareholder upon request by writing the Company at the following address: Helen of Troy Limited, 1 Helen of Troy Plaza, El Paso, Texas 79912, Attention: Investor Relations; or by calling the Company at the following phone number: (915) 225-4748. Any shareholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact the Company at the above address and phone number.

COMMUNICATING WITH HELEN OF TROY

     From time to time, we receive calls from shareholders asking how they can communicate with Helen of Troy. The following communication options are available.

1.	Our main Internet website, located at www.hotus.com contains product and marketing data as well as job listings. Our Investor Relations site can also be accessed from this webpage and contains company press releases, earnings releases, financial information and stock quotes, as well as corporate governance information and links to our SEC filings. This proxy statement and our 2004 Annual Report to Shareholders are both available at this site. Information about OXO international products can be found at www.oxo.com

2.	Call Helen of Troy Investor Relations, Robert D. Spear, at (915) 225-4748, or e-mail us at rspear@hotus.com, or send written correspondence to Helen of Troy, Attn: Investor Relations, One Helen of Troy Plaza, El Paso, Texas 79912.

YOUR VOTE IS IMPORTANT

APPENDIX A

CHARTER
OF THE
AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
HELEN OF TROY LIMITED

Purpose

The primary purposes of the committee are to oversee on behalf of the board of directors:

•	the company’s accounting and financial reporting processes and the integrity of its financial statements;

•	the audits of the company’s financial statements and the appointment, compensation, qualifications, independence and performance of the company’s independent auditors;

•	the company’s compliance with legal and regulatory requirements; and

•	oversee the staffing, establishment and ongoing operation of the company’s internal audit function.

The committee also has the purpose of preparing the report that SEC rules require the company to include in its annual proxy statement or Form 10-K.

The committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the company’s financial results and condition, nor the independent auditors of their responsibilities relating to the audit or review of financial statements.

Organization

Number of members. The committee shall consist of at least three directors. The board shall designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members shall appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

Independence. All committee members shall be independent, as defined and to the extent required in the applicable SEC rules and NASDAQ listing standards, as they may be amended from time to time (the “listing standards”), for purposes of audit committee membership.

Financial literacy. Each committee member shall be financially literate upon appointment to the committee, as such qualification is interpreted by the board of directors in its business judgment pursuant to the listing standards. At all times there shall be at least one member of the committee who, in the board’s business judgment, is an audit committee financial expert as defined in the SEC rules.

Appointment. Subject to the requirements of the listing standards, the board may appoint and remove committee members in accordance with the company’s bylaws. Committee members shall serve for such terms as may be fixed by the board, and in any case at the will of the board whether or not a specific term is fixed.

Service on other audit committees. No director is eligible to serve on the committee if he or she serves on more than two other public companies’ audit committees.

Independent auditors and their services

Overall authority. The committee shall have the sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditors engaged by the company for purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the company. The independent auditors shall report directly to the committee. The committee’s authority includes resolution of disagreements between management and the auditors regarding financial reporting. The committee may confer with company management on these matters but may not delegate this responsibility to management.

Terms of audit and non-audit engagements. The committee shall pre-approve all audit, review, attest and permissible non-audit services to be provided to the company or its subsidiaries by the independent auditors. The committee may establish pre-approval policies and procedures in compliance with applicable SEC rules.

Annual quality control report and review. The committee shall obtain and review, at least annually, a report by the independent auditors describing:

•	the firm’s internal quality-control procedures; and

•	any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

In addition, the committee’s annual review of the independent auditors’ qualifications shall also include the review and evaluation of the lead partner of the independent auditors for the company’s account, and evaluation of such other matters as the committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated.

Policy on hiring employees of the auditors. The committee shall from time to time establish hiring policies that will govern the company’s hiring of employees or former employees of the independent auditors, taking into account possible pressures on the auditors’ personnel who might seek a position with the company, and report these policies to the full board.

Annual financial reporting

As often and to the extent the committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year’s financial statements, the committee shall:

1.	Discuss financial statements with management. Review and discuss the annual audited financial statements, related accounting and auditing principles and practices, and internal control report with appropriate members of management and the internal auditors (or other personnel responsible for the internal audit function).

2.	Critical accounting policy report. Timely request and receive from the independent auditors the report required (along with any required update thereto) pursuant to applicable SEC rules in connection with the annual audit concerning:

•	all critical accounting policies and practices to be used;

•	all alternative treatments of financial information within generally accepted accounting principles for policies and practices relating to material items that have been discussed with company management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and

•	other material written communications between the independent auditors and company management, such as any management letter or schedule of unadjusted differences.

3.	SAS 61 review. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as:

•	the quality and acceptability of the accounting principles applied in the financial statements;

•	new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;

•	the selection, application and effects of critical accounting policies and estimates applied by the company;

•	issues raised by any “management” or “internal control” letter from the auditors, problems or difficulties encountered in the audit (including any restrictions on the scope of the work or on access to requested information) and management’s response to such problems or difficulties, significant disagreements with management, or other significant aspects of the audit; and

•	any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

4.	MD&A. Review with appropriate members of management and the internal auditors (or other personnel responsible for the internal audit function) the intended disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the company’s annual report on Form 10-K.

5.	ISB 1 disclosure. Receive from the independent auditors a formal written statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1.

6.	Auditor independence. Actively discuss with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, and take any other appropriate action to oversee their independence.

7.	Recommend filing of audited financial statements. Recommend whether the company’s annual report on Form 10-K to be filed with the SEC should include the audited financial statements.

Quarterly financial reporting

The committee’s quarterly review shall normally include:

1.	Quarterly review. Review and discuss the quarterly financial statements of the company and the results of the independent auditors’ review of these financial statements with appropriate members of management and the internal auditors (or other personnel responsible for the internal audit function).

2.	Discussion of significant matters with management. Review and discuss with company management and, if appropriate, the independent auditors, significant matters relating to:

•	the quality and acceptability of the accounting principles applied in the financial statements

•	new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions;

•	the selection, application and effects of critical accounting policies and estimates applied by the company; and

•	any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

3.	MD&A. Review and discuss the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the company’s quarterly report on Form 10-Q with appropriate members of management and the internal auditors (or other personnel responsible for the internal audit function).

Other functions

Annual review of this charter. The committee shall review and assess the adequacy of this charter annually, recommend any proposed changes to the full board and, to the extent required by the listing standards, certify annually to any listing market that the committee reviewed and assessed the adequacy of the charter.

Annual review of performance. The committee shall evaluate its performance as the audit committee on an annual basis.

Earnings releases and other financial guidance. The committee shall discuss with management earnings press releases (including the type and presentation of information to be included, paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), and financial information and earnings guidance provided to analysts and rating agencies. This may be conducted generally as to types of information and presentations, and need not include advance review of each release or other information or guidance.

Compliance. The committee, to the extent it deems necessary or appropriate, shall periodically review with management the company’s disclosure controls and procedures, internal controls for financial reporting purposes and systems and procedures to promote compliance with laws.

Risk assessment. The committee shall periodically:

•	inquire of management, the members of the internal audit department and the independent auditors about the company’s major financial risks or exposures;

•	discuss the risks and exposures and assess the steps management has taken to monitor and control the risks and exposures; and

•	discuss guidelines and policies with respect to risk assessment and risk management.

Conduct codes. The committee shall conduct any activities relating to the company’s code(s) of conduct and ethics as may be delegated from time to time to the committee by the board.

Complaints and anonymous submissions. The committee shall establish and maintain procedures for:

•	the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

If the committee so determines, the confidential, anonymous submission procedures may also include a method for interested parties to communicate directly with non-management directors.

Internal audit. If the company establishes an internal audit function, the committee shall monitor the internal audit function (which may be outsourced to a firm other than the company’s independent auditors). The committee shall oversee the internal auditors (or other personnel responsible for the internal audit function), which shall report directly to the committee.

Related party approvals. As required by the listing standards, the committee shall establish, and communicate to the full board and management, policies that restrict the company and its affiliates from entering into related party transactions without the committee’s prior review and approval. In accordance with these policies, the committee on a timely basis shall review and, if appropriate, approve all related party transactions.

Reports from legal counsel. The committee shall review and take appropriate action with respect to any reports to the committee from legal counsel engaged by the company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the company, its subsidiaries or any person acting on their behalf.

Other reviews. The committee shall, from time to time as necessary, review the effect of regulatory and accounting initiatives on the financial statements of the company. In addition, the committee, as it may consider appropriate, may consider and review with the full board of directors, company management, internal or outside legal counsel, the independent auditors or any other appropriate person any other topics relating to the purposes of the committee which may come to the committee’s attention.

Other functions. The committee may perform any other activities consistent with this charter, the company’s corporate governance documents and applicable listing standards, laws and regulations as the committee or the board of directors considers appropriate.

Meetings, reports and resources

Meetings. The committee shall meet as often as it determines is necessary, but not less than quarterly. The committee shall meet separately with management, internal auditors (or other personnel responsible for the internal audit function) and independent auditors. In addition, the committee may meet with any other persons, as it deems necessary.

Procedures. The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the bylaws or the listing standards and SEC rules. The chairperson or a majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members shall constitute a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present shall be the act of the committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards. The committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports. The committee shall prepare the audit committee report required to be included in the company’s annual meeting proxy statement, and report to the board on the other matters relating to the committee or its purposes, as required by the listing standards or SEC rules. The committee shall also report to the board annually the overall results of its annual review of the independent auditors’ qualifications, performance and independence and the annual review by the committee of its own performance. The committee also shall report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate, including review with the full board of any issues that arise from time to time with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

Committee access and investigations. The committee is at all times authorized to have direct, independent and confidential access to the independent auditors and to the company’s other directors, management and personnel to carry out the committee’s purposes. The committee is authorized to conduct or authorize investigations into any matters relating to the purposes, duties or responsibilities of the committee.

Committee advisers and funding. As the committee deems necessary to carry out its duties, it is authorized to select, engage (including approval of the fees and terms of engagement), oversee, terminate, and obtain advice and assistance from outside legal, accounting, or other advisers or consultants. The company shall provide for appropriate funding, as determined by the committee, for payment of:

•	compensation to the independent auditors for their audit and audit-related, review and attest services;

•	compensation to any advisers engaged by the committee; and

•	ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties

APPENDIX B

CHARTER
OF THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
HELEN OF TROY LIMITED

Purposes

The primary purposes and responsibilities of the committee are to:

•	recommend to the board of directors the individuals qualified to serve on the company’s board of directors (consistent with criteria that the board has approved) to be nominated for election at each annual meeting of shareholders and to fill vacancies on the board of directors;

•	develop, recommend to the board and assess corporate governance policies for the company; and

•	oversee the evaluation of the board.

Composition

Membership. The committee shall consist of at least two directors. The board shall designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members shall appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

Independence. All committee members shall be independent as defined in the NASDAQ Stock Market listing standards, as they may be amended from time to time (the “listing standards”).

Appointment. Subject to the requirements of the listing standards, the board may appoint and remove committee members in accordance with the company’s bye-laws. Committee members shall serve for such terms as may be fixed by the board, and in any case at the will of the board whether or not a specific term is fixed.

Functions

Qualifications of directors. The committee shall periodically assess, develop and communicate with the full board concerning the appropriate criteria for nominating and appointing directors, including:

•	the board’s size and composition;

•	corporate governance policies;

•	applicable listing standards and laws;

•	individual director performance, expertise, experience and willingness to serve actively;

•	the number of other public and private company boards on which a director candidate serves;

•	consideration of director nominees proposed or recommended by shareholders and related policies and procedures; and

•	other appropriate factors.

Director nominees and vacancies. The committee shall recommend to the board of directors the individuals to be nominated for election as directors at each annual meeting of shareholders and to fill vacancies on the board of directors, subject to legal rights, if any, of third parties to nominate or appoint directors.

Committee appointments. If and when requested periodically by the board, the committee shall identify and recommend to the board the appointees to be selected by the board for service on the committees of the board.

Governance policies. The committee shall develop, assess and make recommendations to the board concerning appropriate corporate governance policies.

Board evaluation. The committee shall oversee an annual review of the performance of the full board.

Other functions. The committee may perform any other activities consistent with this charter, the company’s corporate governance documents and applicable listing standards, laws and regulations as the committee or the board considers appropriate.

Annual performance review. The committee shall evaluate its own performance as a committee and this charter on an annual basis.

Meetings, reports and resources

Meetings. The committee shall meet as often as it determines is necessary, but not less than annually. The committee may also hold special meetings or act by unanimous written consent as the committee may decide consistent with the company’s bye-laws. The committee may meet in separate executive sessions with other directors, the chief executive officer and other company employees, agents or representatives invited by the committee.

Procedures. The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the company’s bye-laws and other corporate governance documents, applicable laws or regulations or the listing standards. The chairperson or majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members shall constitute a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present shall be the act of the committee, unless in either case a greater number is required by this charter, the bye-laws or the listing standards. The committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports. The committee shall report its director nominees for the annual meeting of shareholders to the board at an appropriate time prior to preparation of the company’s proxy statement for the annual meeting. The committee shall also report to the board annually the results of:

•	an oversight review of the performance of the board of directors;

•	the committee’s assessment of the company’s corporate governance policies and implementation; and

•	an annual review by the committee of its own performance.

The committee shall also report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate.

Committee access. The committee is at all times authorized to have direct, independent and confidential access to the company’s other directors, management and personnel to carry out the committee’s purposes.

Committee advisers and funding. The committee shall have sole authority to retain at the company’s expense and terminate any search firm used to identify director candidates, independent counsel or other advisers to the committee and to approve the related fees and other retention terms.

APPENDIX C

CHARTER
OF THE
COMPENSATION COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
HELEN OF TROY LIMITED

Purpose

     The primary purpose of the committee is to have direct responsibility to:

•	Review and approve corporate goals and objectives relevant to the chief executive officer’s compensation;

•	Evaluate the CEO’s performance in light of those goals and objectives;

•	Either as a committee or together with the other independent directors (as directed by the board), determine and approve the CEO’s evaluation based on this evaluation;

•	Make recommendations to the board with respect to non-CEO compensation, incentive compensation plans and equity-based plans; and

•	Produce an annual report on executive compensation for inclusion in the company’s proxy statement.

Composition

Membership. The committee shall consist of at least two directors. The board shall designate a committee member as the chairperson of the committee, or if the board does not do so, the committee members shall appoint a committee member as chairperson by a majority vote of the authorized number of committee members.

Independence. All committee members shall be independent as defined in the NASDAQ Stock Market listing standards, as they may be amended from time to time (the “listing standards”). In addition, all committee members shall qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Appointment. Subject to any requirements of the listing standards, the board may appoint and remove committee members in accordance with the company’s bye-laws. Committee members shall serve for such terms as may be fixed by the board, and in any case at the will of the board whether or not a specific term is fixed.

Duties and responsibilities

Compensation goals. The committee shall review and approve at least annually corporate goals and objectives relevant to the compensation of the CEO.

Determination of executive officer compensation. The committee shall:

•	Evaluate at least annually the performance of the company’s executive officers in light of the company’s corporate goals and objectives. For purposes of this charter, “executive officers” means the individuals classified by the company as officers for purposes of SEC rules under Section 16 of the Securities Exchange Act of 1934, as amended.

•	At least annually, either as a committee or together with the other independent directors (as directed by the board), determine and approve the compensation of the company’s executive officers, including individual elements of salary, bonus, supplemental retirement and incentive and equity compensation, in light of the company’s corporate goals and objectives and the performance evaluations.

•	Review, as the committee considers appropriate in setting executive officer compensation, company performance and relative shareholder return, compensation at comparable companies, past years’ compensation to the company’s executive officers and other relevant factors.

•	Review and approve all executive officers’ employment agreements, separation and severance agreements and other compensatory contracts, arrangements, perquisites and payments.

•	In any deliberations or voting to determine the compensation of the CEO, the CEO shall not be present; however, in any deliberations or voting to determine the compensation of other executive officers, the committee may elect to invite the CEO to be present but not vote.

Succession planning. The committee shall review and assist the board in developing succession plans for the executive officers and other appropriate management personnel.

Non-employee director compensation. The committee shall recommend to the board of directors compensation programs for non-employee directors, committee chairpersons and committee members, consistent with any applicable requirements of the listing standards for independent directors and including consideration of cash and equity components of this compensation.

Equity plan awards. The committee shall grant stock options, restricted stock and other discretionary awards under the company’s stock option and other equity incentive plans, and otherwise exercise the authority of the board of directors with respect to the administration of the company’s stock-based and other incentive compensation plans. The committee may delegate to one or more officers designated by the committee the authority to make grants of options and restricted stock to eligible individuals other than directors and executive officers, provided that the committee shall have fixed the exercise price or a formula for determining the exercise price for each grant, approved the vesting schedule, authorized any alternative provisions as are necessary or desirable to facilitate legal compliance or to ensure the effectiveness or tax-qualified status of the award under the laws of countries outside the U.S. when grants are made to non-U.S. employees, approved the form of documentation evidencing each grant and determined the number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any officer to whom such authority is delegated must regularly report to the committee the grants so made.

Evaluate and approve stock and incentive plans. The committee shall periodically review and make recommendations to the board concerning the company’s stock and incentive compensation plans. The committee shall approve all equity arrangements and plans, and amendments to these arrangements or plans, that may be exempt from the general requirement of the listing standards to obtain shareholder approval of equity arrangements, plans and amendments, or for which approval by the committee is otherwise appropriate or required under applicable laws or listing standards.

Committee report in proxy statement. The committee shall prepare and approve a committee report on executive compensation for inclusion in the company’s proxy statement for each annual meeting of shareholders, as required by the SEC, including a discussion of the committee’s compensation policies applicable to executive officers and other information required under SEC rules.

Other functions. The committee may perform any other activities consistent with this charter, the company’s corporate governance documents and applicable listing standards, laws and regulations as the committee or the board considers appropriate.

Annual performance review. The committee shall evaluate its own performance as a committee and this charter on an annual basis.

Meetings, reports and resources

Meetings. The committee shall meet as often as it determines is necessary, but not less than annually. The committee may also hold special meetings or act by unanimous written consent as the committee may decide consistent with the company’s bye-laws. The committee may meet in separate executive sessions with other directors, the CEO and other company employees, agents or representatives invited by the committee.

Procedures. The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the company’s bye-laws and other corporate governance documents, applicable laws or regulations or the listing standards. The chairperson or majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members shall constitute a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present shall be the act of the committee, unless in either case a greater number is required by this charter, the bye-laws or the listing standards. The committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

Reports. The committee shall provide to the board at an appropriate time, before the preparation of the company’s proxy statement for its annual meeting, the report of the compensation committee that must be included in the proxy statement. The committee shall also report to the board annually the results of the annual review by the committee of its own performance. The committee shall further report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate.

Committee access and information. The committee is at all times authorized to have direct, independent and confidential access to the company’s other directors, management and personnel to carry out the committee’s purposes. The committee is authorized to obtain at the company’s expense compensation surveys, reports on the design and implementation of compensation programs for the company’s directors, officers and employees and other data and documentation as the committee considers appropriate.

Committee advisers and funding. The committee will have sole authority to retain at the company’s expense and terminate any compensation consulting firm, independent counsel or other advisers to the committee and to approve the related fees and other retention terms.

APPENDIX D

CORPORATE GOVERNANCE GUIDELINES
OF
HELEN OF TROY LIMITED

Purpose

To promote transparency of corporate processes and maintain the trust of our shareholders, the board of directors of Helen of Troy Limited has adopted the following corporate governance guidelines.

Role of the board

The board of directors, which is elected by the shareholders, is the ultimate decision-making body of the company, except with respect to matters reserved to the shareholders. The board of directors selects the chief executive officer and certain other members of the executive management of the company, who are charged with directing the company’s business. The primary function of the board of directors is therefore oversight — defining and enforcing standards of accountability that enable executive management to execute their responsibilities fully and in the interests of shareholders.

Directors shall exercise their business judgment to act in what they reasonably believe to be the best interests of the company and its shareholders. In discharging that obligation, directors may rely on the honesty and integrity of the company’s senior executives and its outside advisors and auditors.

The board’s specific responsibilities include:

•	selecting, evaluating, retaining and compensating the company’s CEO, and providing oversight of the selection, evaluation, retention and compensation of senior management;

•	approving and monitoring the company’s overall strategic plan, operating goals, annual operating plans and major corporate actions;

•	helping develop strategies to address major risks facing the company; and

•	establishing policies designed to maintain the financial, legal and ethical integrity of the company.

Board composition

Number of directors. The target size of the board is six to nine members. The board shall consider revising the size of the board to accommodate the availability of qualified candidates based on the recommendations of the nominating and corporate governance committee and consistent with the company’s memorandum of association and bye-laws.

Majority of independent directors. A majority of the members of the board shall satisfy the requirements for director independence under applicable SEC rules and NASDAQ listing standards, as they may be amended from time to time (the “listing standards”).

Membership requirements. Directors should satisfy the following basic requirements for membership on the board:

•	Ethics. Directors should be persons of good reputation and character who conduct themselves in accordance with high personal and professional ethical standards, including the policies set forth in the company’s Code of Ethical Business Conduct.

•	Business and professional activities. Directors should maintain a professional life active enough to keep them in contact with the markets, the business and technical environments and the communities in which the company is active. Because this exposure is a main factor in selecting and retaining directors, a significant position or title change will be seen as reason to review a director’s membership on the board.

•	Time. Directors should have the time and willingness to carry out their duties and responsibilities effectively, including time to study informational and background material and to prepare for meetings. Directors should attempt to arrange their schedules to allow them to attend all scheduled board and committee meetings.

•	Social/political/economic awareness. Directors should maintain active awareness of changes in the world around them in the broadest possible number of relevant spheres, including economic, social and political spheres.

•	Health. Directors should be sufficiently healthy, mentally and physically, to attend and contribute actively to most board and committee meetings.

•	Conflicts of interest. Each director should not, by reason of any other position, activity or relationship, be subject to any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the board of directors.

•	Service on other boards. A director who also serves as CEO or in an equivalent position should not serve on the boards of more than two public companies in addition to the board, and any other director should not serve on the boards of more than four other public companies in addition to the board.

•	Commitment to overall performance. Directors should understand and commit to the predominance of overall Helen of Troy performance over any particular area of personal interest.

     Selection, tenure and retirement of board members.

•	Selection of new director candidates. The nominating and corporate governance committee shall recommend to the board individuals to serve on the board for selection by the entire board of directors. Invitations to join the board should be extended on behalf of the board by the chairman of the nominating and corporate governance committee.

•	Annual review. The nominating and corporate governance committee, in consultation with the CEO and the chairman of the board, will review each director’s continuation on the board every year. This review will include determination of independence as well as consideration of skills, experience and other criteria in the context of the needs of the company.

•	Change in status of board members. If a question arises as to whether a director continues to meet the requirements for service on the board, that director shall submit the question to the nominating and corporate governance committee, which will consider the matter and make a recommendation to the board. If the board determines that a director no longer meets the basic membership requirements, the director will be asked to resign. It is not the board’s view that a director who retires or has a change in job responsibility during the director’s tenure as a director must necessarily leave the board. However, there should be an opportunity for the board through the committee to review the continued appropriateness of board membership under these circumstances.

•	Employee director’s resignation from company. A director whose employment with the company terminates (including termination by retirement or early retirement) shall tender his or her resignation from the board to the nominating and corporate governance committee.

•	Resignation at retirement age. A director shall resign from the board at the annual shareholders’ meeting next following the director’s 70th birthday.

Balanced representation. Effort shall be made to maintain representation on the board of directors who have substantial and direct experience in areas of importance to the company.

Election of directors from acquired companies. Normally the board will not consider electing an individual as a director because that person owns, or has owned, any entity acquired by Helen of Troy. When such a person is considered, the board shall weigh reporting relationships, stock ownership and board balance along with the factors listed above.

Board committees

Committees. The board shall at all times have an audit committee, a compensation committee and a nominating and corporate governance committee. The board may from time to time establish additional committees. Each committee shall adopt a charter.

Independence and other requirements of committee members. All members of the audit, compensation and nominating and governance committees are required to be independent under applicable SEC rules and the listing standards. In addition, members of the audit committee must meet the enhanced standard of independence under the listing standards. Members of committees must also satisfy any other requirements under the listing standards.

Committee assignments. The board shall request that the nominating and corporate governance committee recommend to the board the assignment of directors to the various committees of the board. This process shall be performed on an annual basis. Consideration should be given to rotating committee members periodically but rotation is not mandated.

Committee chairs. The board shall designate the chair for each committee each year. Although no specific time limitation for serving as a committee chair is mandated, committee chairs should generally be rotated at least once in any three-year period.

Meetings and agenda. The chairman of each committee, in consultation with the chairman of the board and other committee members, shall determine the frequency and length of the meetings of the committee. The chairman of each committee, in consultation with committee members, the chairman of the board and appropriate members of management, shall also develop the committee’s agenda.

Advisors. The board and its committees have the authority to hire any independent legal, financial or other advisors they may deem advisable, without consulting with or obtaining the approval of any officer of the company.

Audit committee financial expert. The audit committee shall have one member that qualifies as an “audit committee financial expert” as defined by applicable SEC rules. The board shall be responsible for determining the qualification of an individual to serve on the audit committee as a designated “audit committee financial expert.” In light of this responsibility of the board, the nominating and corporate governance committee shall coordinate closely with the board in screening any new candidate and in evaluating whether to re-nominate any existing director who may serve in this capacity.

Board leadership

     The board should have flexibility to decide whether it is best for the company at a given point in time to have the roles of the chief executive officer and chairman of the board be separate or combined and, if separate, whether the chairman should be selected from the independent directors or be an employee.

     Whenever the chairman of the board is not an independent director, the independent directors shall:

•	select from among themselves a continuing presiding independent director who will preside at one or more separate meetings of the “non-management directors” (which will include the independent directors and any other directors who are not officers of the company even though they may have another relationship to the company or its management that prevents them from being independent directors), or

•	adopt a procedure for selecting from among themselves a specific presiding independent director to preside at each such separate meeting. The presiding independent director, if there is only one, or the procedure for selecting different presiding independent directors throughout the year, shall be identified as such in the company’s annual proxy statement to facilitate communications by shareholders and employees with the non-management/independent directors. Such presiding independent director also may be responsible for representing the non-management/independent directors with respect to certain matters as to which the views of the non-management/independent directors are sought pursuant to specific provisions of this policy or otherwise in a manner consistent with this policy and with such other responsibilities that the independent directors as a whole might designate from time to time. Unless another selection is made by the independent directors, the chairman of the nominating and corporate governance committee shall be the presiding independent director.

Non-employee director compensation

The compensation committee shall recommend to the board compensation programs for non-employee directors, committee chairs and committee members, consistent with any applicable requirements of the listing standards for independent directors and including consideration of cash and equity components of this compensation.

Annual performance evaluations

The directors shall evaluate annually the effectiveness of the board and the committees on which they serve. The nominating and corporate governance committee shall receive the comments from the directors and report annually to the board with an assessment of the performance of the board and its committees.

Officer compensation review; no loans

Each year the compensation committee shall approve goals to be used as a basis for compensating the CEO, and shall determine the CEO’s compensation based on his or her performance in light of those goals. The compensation committee shall also annually approve the compensation structure for the company’s other executive officers, and shall approve the compensation of each executive officer based on the officer’s individual performance. The company shall not make extensions of credit in the form of personal loans to directors or executive officers.

Director access to officers and employees

Access. Directors shall have full and free access to officers and employees of the company. Any meetings or contacts that a director wishes to initiate may be arranged directly by the director or through the company’s secretary or the CEO. Directors shall use their judgment to ensure that any such contact is not disruptive to the business operations of the company and shall, to the extent not inappropriate, copy the CEO on any written communications between a director and an officer or employee of the company.

Officer attendance at board meetings. The CEO shall determine which members of senior management should be in regular attendance at board meetings. The CEO may, from time to time, invite other officers or employees to board meetings with the approval of the chairman of the board.

Agenda for board meetings

The chairman of the board shall establish the agenda for each board meeting. At the beginning of the fiscal year the chairman shall establish, or cause to be established, a schedule of agenda subjects to be discussed during the fiscal year (to the degree this can be foreseen). Each board member is free to suggest the inclusion of items on the agenda. Each board member is free to raise at any board meeting subjects that are not on the agenda for that meeting. The board shall review the company’s long-term strategic plans and the principal issues that the company will face in the future during at least one board meeting each fiscal year.

Meetings of non-management directors

Independent directors shall meet on a regularly scheduled basis in executive session without the CEO or other members of the company’s management. The chairman of the board, if he is an independent director, shall preside at these meetings. If the chairman of the board is not an independent director, an independent director to preside shall be appointed periodically.

Director orientation and continuing education

The chairman of the board and the chief executive officer shall be responsible for developing and implementing (1) an orientation program for new directors, and (2) a plan for periodically providing instruction to directors on subjects that would assist them in discharging their responsibilities.

Succession planning

The board shall work with the compensation committee to identify and evaluate potential successors to the CEO. The CEO should make available to the board his or her recommendations and evaluations of potential successors.

Related party transactions

The audit committee shall establish policies that restrict the company and its affiliates from entering into related party transactions without the committee’s prior review and approval.

APPENDIX E

CODE OF ETHICS
FOR THE CHIEF EXECUTIVE OFFICER AND SENIOR FINANCIAL OFFICERS OF
HELEN OF TROY LIMITED

The Chief Executive Officer and Finance Department personnel have special roles to adhere to ethical conduct and integrity generally, and to promote accurate, fair and timely reporting of our company’s financial results and condition and other information we release to the public market and include in reports we file with the SEC. Because of these special roles, the Chief Executive Officer and all members of the company’s Finance Department are bound by the following Code of Ethics, under which each agrees that he or she shall:

•	Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships, including disclosure to the Chairperson of the Audit Committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict.

•	Provide information within the scope of his or her duties in a manner which promotes full, fair, accurate, timely and understandable disclosure in reports and documents that the company files with, or submits to, government agencies and in the company’s other public communications.

•	Comply with rules and regulations of foreign, federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

•	Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one’s independent judgment to be subordinated.

•	Respect the confidentiality of information acquired in the course of one’s work except when authorized or otherwise legally obligated to disclose it, and not use confidential information acquired in the course of one’s work for personal advantage.

•	Proactively promote and be an example of ethical behavior.

•	Achieve responsible use of and control over all assets and resources employed or entrusted.

•	Promptly report to the Chairperson of the Audit Committee any conduct that the individual believes to be or would give rise to a violation of law or business ethics or of any provision of this Code of Ethics or the company’s Code of Ethical Business Conduct.

It is against the company’s policy to retaliate against any employee for good faith reporting of violations of this Code. Violations of this Code of Ethics, including failures to report potential violations by others, will be viewed as a severe disciplinary matter that may result in personnel action, including termination of employment.

If you believe that a violation of the Code of Ethics has occurred, please contact the company’s General Counsel, Vince Carson, at vcarson@hotus.com or (915) 225-8033. You may also contact Gary Abromovitz, the Chairperson of the Company’s Audit Committee of the Board of Directors at: gabromovitz@yahoo.com or 602/222-6660, or if you are concerned about maintaining anonymity, you may contact the following confidential telephone number 866-210-7649, or 866-210-7650, if you would prefer to communicate in Portuguese or Chinese.

Dated: March 29, 2004

/s/ Gary Abromovitz
Chairman of the Audit Committee of
The Board of Directors

APPENDIX F

HELEN OF TROY LIMITED
1998 STOCK OPTION AND RESTRICTED STOCK PLAN

SECTION 1 ESTABLISHMENT AND PURPOSE

This Plan is established (i) to offer selected Employees of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and (iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares, and (ii) shares of Restricted Stock. Options granted under this Plan may include nonstatutory options as well as ISOs intended to qualify under section 422 of the Code.

SECTION 2 DEFINITIONS

“BOARD OF DIRECTORS” shall mean the board of directors of the Company, as duly elected from time to time.

“CHANGE IN CONTROL” shall mean to have occurred at such time as either (i) any “person”, as such term is used in section 14(d) of the Exchange Act, other than the Company, a wholly-owned subsidiary of the Company or any employee benefit plan of the Company, or its Subsidiaries, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act (or any successor rule)), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the Company’s common stock, or (ii) individuals who constitute the Board of Directors on the effective date of this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election by the Company’s shareholders was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for the director without objection to such nomination) shall be, for purposes of this clause (ii) considered as though such person was a member of the Incumbent Board.

“CODE” shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

“COMMITTEE” shall mean the Stock Option and Compensation Committee of the Company, or such other Committee as may be appointed by the Board of Directors from time to time.

“COMPANY” shall mean Helen of Troy Limited, a Bermuda company.

“CONFIDENTIAL INFORMATION” shall mean all knowledge and information pertaining to the business of the Company and its Subsidiaries obtained by a Participant from any source whatever as a result of his or her Services to the Company and/or its Subsidiaries and which is not a matter of public knowledge, including, without limitation, any confidential records, documents, contracts, customer lists, writings, data or other information, whether or not the same is in written or other recorded form. Without limiting the generality of the foregoing, Confidential Information shall be deemed to include any information or knowledge which may now or hereafter be deemed a trade secret of the Company and/or its Subsidiaries or information which relates to the Company’s and/or its Subsidiaries’ personnel; present operations or future planning with respect to suppliers or customers, the contents of any Company or Subsidiary manual, practice or procedure, operating, revenue, expense or other statistics; private or public debt or equity financing or concerning any banking, accounting or financial matters; current or future advertising or promotion plans or programs; applications to or matters pending or under the jurisdiction of any regulatory agency or court, including those that are only threatened; any system, program, procedure or administrative operations, including those pertaining to any matter relative to computer operations of any type; information of the type mentioned above or of any other type regarding affiliates of the Company; present or future plans for the extension of the present business or the commencement of new business by the Company and/or its Subsidiaries.

“DATE OF GRANT” shall mean the date on which the Committee resolves to grant an Option to an Optionee or grant Restricted Stock to a Participant, as the case may be.

“DISINTERESTED DIRECTOR” shall mean a member of the Board of Directors who is both (a) a Non-Employee Director, within the meaning of Rule 16b-3 promulgated under the Exchange Act and (b) an Outside Director, within the meaning of Section 162(m) of the Code.

“EMPLOYEE” shall include every individual performing Services to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of “Employee” is qualified in its entirety and is subject to the definition set forth in section 3401(c) of the Code and the regulations thereunder.

“EXCHANGE ACT” shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

“EXERCISE PRICE” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement, but in no event less than 100% of the Fair Market Value of the Shares subject to such Option on the Date of Grant.

“FAIR MARKET VALUE” shall mean such amount as the Board of Directors, in its sole discretion, shall determine; provided, however, that if there is a public market for the securities, the Fair Market Value shall be the mean of the highest and lowest sale prices of the securities per share or unit, as the case may be, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question or, in the event the securities are listed on a stock exchange, the Fair Market Value shall be the mean of the highest and lowest sale prices of the securities per share or unit, as the case may be, on such exchange, as reported in the Wall Street Journal, as of the date in question.

“ISO” shall mean a stock option which is granted to an individual and which meets the requirements of section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and the employer is not entitled to a business expense deduction with respect thereto.

“NONSTATUTORY OPTION” shall mean any Option granted by the Committee that does not meet the requirements of sections 421 through 424 of the Code, as amended.

“OPTION” shall mean either an ISO or Nonstatutory Option, as the context requires.

“OPTIONEE” shall mean a Participant who holds an Option.

“PARTICIPANTS” shall mean those individuals described in Section 1 of this Plan selected by the Committee who are eligible under Section 4 of this Plan for grants of either Options or Restricted Stock under this Plan.

“PERFORMANCE GOALS” shall have that meaning set forth in Section 3(c)(xii) of this Plan.

“PERMANENT AND TOTAL DISABILITY” shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

“PLAN” shall mean this Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan, as amended from time to time.

“PLAN AWARD” shall mean the grant of either an Option or Restricted Stock, as the context requires.

“RESTRICTED STOCK” shall have that meaning set forth in Section 7(a) of this Plan.

“RESTRICTED STOCK ACCOUNT” shall have that meaning set forth in Section 7(a)(ii) of this Plan.

“RESTRICTED STOCK CRITERIA” shall have that meaning in Section 7(a)(iv) of this Plan.

“RESTRICTION PERIOD” shall have that meaning in Section 7(a)(iii) of this Plan.

“SERVICES” shall mean services rendered to the Company or any of its Subsidiaries as an Employee.

“SHARE” shall mean one share of Stock, as adjusted in accordance with Section 9 of this Plan (if applicable).

“STOCK” shall mean the common stock of the Company, par value $.10 per share.

“STOCK OPTION AGREEMENT” shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option.

“SUBSIDIARY” shall mean any corporation, partnership, limited liability company or other entity as to which more than fifty (50%) percent of the outstanding voting stock, shares or equity interests shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

“TEN-PERCENT SHAREHOLDER” shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Subsidiary, taking into account the attribution rules set forth in section 424 of the Code, as amended. For purposes of this definition of “Ten Percent Shareholder” the term “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. “Outstanding stock” shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

“VEST DATE” shall have that meaning in Section 7(a)(v) of this Plan.

SECTION 3 ADMINISTRATION

(a) GENERAL ADMINISTRATION. This Plan shall be administered by the Committee, which shall consist of at least two persons, each of whom shall be Disinterested Directors. The members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board of Directors.

(b) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

(c) AUTHORITY OF COMMITTEE. This Plan shall be administered by, or under the direction of, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee shall administer this Plan so as to comply at all times with the Exchange Act and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee’s business including without limitation the authority to take the following actions:

(i) To interpret this Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(iv) To determine when Plan Awards are to be granted under this Plan;

(v) To select the Optionees and Participants;

(vi) To determine the number of Shares to be made subject to each Plan Award;

(vii) To prescribe the terms, conditions and restrictions of each Plan Award, including without limitation the Exercise Price and the determination whether an Option is to be classified as an ISO or a Nonstatutory Option;

(viii) To amend any outstanding Stock Option Agreement (other than the Exercise Price) or the terms, conditions and restrictions of a grant of Restricted Stock, subject to Section 6(f) and applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement;

(ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

(x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

(xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise;

(xii) To establish performance goals (“Performance Goals”) in connection with any grant of Restricted Stock, which Performance Goals may be based on earnings, cash flow, stock price, return on capital, operating margins, general and administrative expenses, safety or refinements of these measures; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per share data or results computed independently or with respect to a peer group; and

(xiii) To take any other actions deemed necessary or advisable for the administration of this Plan.

All interpretations and determinations of the Committee made with respect to the granting of Plan Awards shall be final, conclusive, and binding on all interested parties. The Committee may make grants of Plan Awards on an individual or group basis. No member of the Committee shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

(d) HOLDING PERIOD. The Committee may in its sole discretion require as a condition to the granting of any Option, that a Participant hold the Option for a period of six months following the date of such acquisition; provided that this condition shall be satisfied if at least six months elapse from the date of acquisition of the Option to the date of disposition of the Option (other than upon exercise or conversion) or its underlying equity security. The Committee shall require as a condition to the awarding of any Restricted Stock, that a Participant hold the Restricted Stock for a period of (i) one year following the date of such acquisition in the event such Restricted Stock award vests upon the achievement of Performance Goals or (ii) three years following the date of such acquisition in the event such Restricted Stock award does not vest upon the achievement of Performance Goals.

SECTION 4 ELIGIBILITY

(a) GENERAL RULE. Subject to the limitations set forth in subsection (b) below or elsewhere in this Plan, Participants shall be eligible to participate in this Plan.

(b) NON-EMPLOYEE INELIGIBLE FOR ISOS. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

SECTION 5 SHARES SUBJECT TO PLAN

(a) BASIC LIMITATION. Shares offered under this Plan may be authorized but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed six million (6,000,000) Shares [NOTE: Under Proposal 2 in the accompanying Proxy Statement, the aggregate number of shares will be increased from six million (6,000,000) shares to nine million (9,000,000) shares], subject to adjustment pursuant to Section 9 of this Plan; provided that no more than six hundred thousand (600,000) Shares, subject to adjustment pursuant to Section 9 of this Plan, may be issued under this Plan in connection with grants of Restricted Stock. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

(b) ADDITIONAL SHARES. In the event any outstanding Option for any reason expires, is canceled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan.

SECTION 6 TERMS AND CONDITIONS OF OPTIONS

(a) TERM OF OPTION. The term of each Option shall be ten (10) years from the Date of Grant or such shorter term as may be determined by the Committee; provided, however, in the case of an ISO granted to a Ten-Percent Shareholder, the term of such ISO shall be five (5) years from the Date of Grant or such shorter time as may be determined by the Committee.

(b) EXERCISE PRICE AND METHOD OF PAYMENT.

(i) EXERCISE PRICE. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Stock Option Agreement; provided, however, the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such option on the Date of Grant (or 110% in the case of an ISO granted to a Participant who is a Ten-Percent Shareholder on the Date of Grant).

(ii) PAYMENT OF SHARES. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and this Plan and authorized by the Committee under Section 3(c) of this Plan.

(c) EXERCISE OF OPTION.

(i) PROCEDURE FOR EXERCISE; RIGHTS OF SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times under such conditions as shall be determined by the Committee, including without limitation performance criteria with respect to the Company and/or the Optionee, and in accordance with the terms of this Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any form of consideration and method of payment allowable under Section 6(b)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a shareholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

(ii) TERMINATION OF STATUS AS AN EMPLOYEE. Except as provided in Subsections 6(c)(iii) and 6(c)(iv) below, an Optionee holding an Option who ceases to be an Employee of the Company may, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) thirty (30) days after the date such Optionee ceases to be an Employee, exercise the Option to the extent that the Optionee was entitled to exercise it on such date; provided, however, that in the event the Optionee is an Employee and is terminated without cause (as determined in the sole discretion of the Committee) then the thirty (30) day period described in this sentence shall be automatically extended to ninety (90) days (and in the case of a Nonstatutory Option, such period shall be automatically extended to six (6) months), unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date an Optionee ceases to be an Employee.

(iii) PERMANENT AND TOTAL DISABILITY. Notwithstanding the provisions of Section 6(c)(ii) above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee’s Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part notwithstanding that such Option may not be fully exercisable, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

(iv) DEATH OF AN OPTIONEE. Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6(c)(ii) above, in the event an Optionee’s death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part notwithstanding that such Option may not have been fully exercisable on the date of the Optionee’s death, but only until the earlier of the date (x) the Option held by the Optionee expires, or (y) twelve (12) months from the date of the Optionee’s death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

(d) NON-TRANSFERABILITY OF OPTIONS. Except as may be permitted by the Committee in its sole discretion, any Option granted under this Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and is not assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee’s lifetime by such Optionee. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

(e) TIME OF GRANTING OPTIONS. Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Committee’s determination to grant an Option to an Employee, evidenced by a Stock Option Agreement, dated as of the Date of Grant, shall be given to such Employee within a reasonable time after the Date of Grant.

(f) RESTRICTION ON REPRICING. The Exercise Price of outstanding Options may not be altered or amended, except with respect to adjustments for changes in capitalization as provided in Section 9(a). Within the limitations of this Plan, the Committee may otherwise modify outstanding Options, provided that no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee’s rights or obligations under such Option. The foregoing notwithstanding, the Committee may, in its sole discretion, and without the consent of the Optionee or any other person, accelerate the vesting of all or part of any Option.

(g) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

(h) SPECIAL LIMITATION ON ISOS. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.

(i) LEAVES OF ABSENCE. Leaves of absence approved by the Committee which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

(j) LIMITATION ON GRANTS OF OPTIONS TO COVERED EMPLOYEES. Subject to potential changes specified in Section 9(a) the total number of Shares for which Options may be granted and which may be awarded as Restricted Stock to any “covered employee” within the meaning of Section 162(m) of the Code during any one (1) year period shall not exceed 1,000,000 in the aggregate.

(k) DISQUALIFYING DISPOSITIONS. The Stock Option Agreement evidencing any ISO granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code, of any share or shares issued to him pursuant to the exercise of the ISO within the two (2) year period commencing on the day after the Date of Grant of such Option or within the one (1) year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

SECTION 7 RESTRICTED STOCK

(a) AUTHORITY TO GRANT RESTRICTED STOCK. The Committee shall have the authority to grant to Participants Shares that are subject to certain terms, conditions and restrictions (the “Restricted Stock”). The Restricted Stock may be granted by the Committee either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock shall require the Participant to remain an Employee of (or otherwise provide Services to) the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting and issuing of the Restricted Stock shall also be subject to the following provisions:

(i) NATURE OF GRANT. Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Committee, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

(ii) RESTRICTED STOCK ACCOUNT. The Company shall establish a restricted stock account (the “Restricted Stock Account”) for each Participant to which Restricted Stock is granted, and such Restricted Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered “contingent” and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the “crediting” of “dividends” as provided herein. Such accounts shall be subject to the general claims of the Company’s creditors. The Participant’s rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board of Directors or the Committee.

(iii) RESTRICTIONS. The terms, conditions and restrictions of the Restricted Stock shall be determined by the Committee on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the “Restriction Period”). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Committee.

(iv) RESTRICTED STOCK CRITERIA. At the time of each grant of Restricted Stock, the Committee in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include without limitation performance measures and targets (which may include any Performance Goals established by the Committee) and/or holding period requirements (the “Restricted Stock Criteria”). The Committee may establish a corresponding relationship between the Restricted Stock Criteria and (x) the number of Shares of Restricted Stock that may be earned, and (y) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to such grant.

(v) VESTING. On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the “Vest Date”), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

(vi) DIVIDENDS. The Committee may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

(vii) TERMINATION OF SERVICES. If a Participant (x) with the consent of the Committee, ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any grant under this Section 7 shall be determined by the Committee in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

(b) DEFERRAL OF PAYMENTS. The Committee may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Committee shall determine the terms and conditions of such deferral in its sole discretion.

SECTION 8 ISSUANCE OF SHARES; TAX WITHHOLDING

(a) ISSUANCE OF SHARES. As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended, or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the vesting of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

(b) TAX WITHHOLDING. Each Participant shall, no later than the date as of which the value of any Plan Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of such Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any award, a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 9 CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL

(a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option (as well as the Exercise Price covered by any outstanding Option), the aggregate number of Shares that have been authorized for issuance under this Plan and the number of Shares of Restricted Stock credited to any Restricted Stock Account of a Participant, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) DISSOLUTION, LIQUIDATION, SALE OF ASSETS OR MERGER. In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Options as to all or any part of the Shares covered thereby including Shares as to which such Options would not otherwise be exercisable by reason of an insufficient lapse of time.

In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then (i) if there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding unexercised Options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate, as provided above; or (ii) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the shares under outstanding or unexercised options for securities of another corporation, then the Committee shall adjust the Shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such stock and such options.

The term “Reorganization” as used in this Subsection 9(b) shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

Except as provided above in this Section 9(b) and except as otherwise provided by the Committee in its sole discretion, any Options shall terminate immediately prior to the consummation of such proposed action.

(c) CHANGE IN CONTROL. Subject to Section 9(b), in the event there occurs a Change of Control, (i) the Optionees shall have the right to exercise from and after the date of the Change in Control the Option held by such Optionee in whole or in part, notwithstanding that such Option may not be fully exercisable, and (ii) any and all restrictions on any Restricted Stock credited to a Restricted Stock Account shall lapse and such stock shall immediately vest in the Participants, notwithstanding that the Restricted Stock held in such account was unvested.

SECTION 10 NO EMPLOYMENT RIGHTS

No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant’s service at any time, with or without cause.

SECTION 11 CONFIDENTIALITY AND NON-COMPETITION

By accepting Options or Restricted Stock under this Plan and as a condition to the exercise of Options and the enjoyment of any of the benefits of this Plan, each Participant agrees as follows:

(a) CONFIDENTIALITY. During the period that each Participant provides Services (or the Participant’s engaging in any other activity with or for the Company) and for a two year period thereafter, such Participant shall treat and safeguard as confidential and secret all Confidential Information received by such Participant at any time. Without the prior written consent of the Company, except as required by law, such Participant will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Subsidiaries. In the event that a Participant is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his opinion, judgment or recommendations concerning the Company or its Subsidiaries as developed from the Confidential Information, each Participant will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, such Participant is, in the reasonable opinion of his counsel, compelled to disclose Confidential Information, such Participant shall disclose only that portion and will exercise best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

(b) NON-COMPETITION. During the period that each Participant provides Services to the Company or its Subsidiaries, and for a two-year period thereafter, such Participant shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

(i) own, manage, control or participate in the ownership, management, or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business which competes with the business of the Company or any of its Subsidiaries (as such business is conducted during the term such Participant provides Services to the Company or its Subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

(ii) employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee, officer or agent of the Company or any of its Subsidiaries.

In the event any court of competent jurisdictions should determine that the foregoing covenant of non-competition is not enforceable because of the extent of the geographical area or the duration thereof, then the Company and the affected Participant hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties that the Company shall be afforded the maximum enforceable covenant of non-competition which may be available under the circumstances and applicable law.

(c) FAILURE TO COMPLY. Each Participant acknowledges that remedies at law for any breach by him of this Section 11 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, each Participant acknowledges that upon his or her violation of any provision of this Section 11, the Company will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. Each Participant further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provisions of this Section 11, such Participant shall immediately forfeit any rights and benefits under this Plan and shall return to the Company any unexercised Options and forfeit the rights under any awards of Restricted Stock and shall return any Shares held by such Participant received upon exercise of any Option or the termination of the Restriction Period relating to Restricted Stock granted hereunder, together with any proceeds from sales of any Shares received upon exercise of such Options or the termination of the Restriction Period of such Restricted Stock; provided, however, that upon violation of subsection (b) of this Section 11, the forfeiture and return provisions contained in this sentence shall apply only to Options which have become exercisable, and Restricted Stock, the Restriction Period with respect to which has terminated, and in any such case the proceeds of sales therefrom, during the two year period immediately prior to termination of the Participant’s Services. Nothing in this Section 11 will be deemed to limit, in any way, the remedies at law or in equity of the Company, for a breach by a Participant of any of the provisions of this Section 11.

(d) NOTICE. Each Participant agrees to provide written notice of the provisions of this Section 11 to any future employer of such Participant, and the Company expressly reserves the right to provide such notice to such Participant’s future employer(s).

(e) SEVERABILITY. If any provisions or part of any provision of this Section 11 is held for any reason to be unenforceable, (i) the remainder of this Section 11 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

SECTION 12 TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

(a) EFFECTIVE DATE; TERM OF PLAN. This Plan shall be submitted to the shareholders of the Company for approval and ratification at the next regular or special meeting thereof to be held after August 1, 1998. Unless at such meeting this Plan is approved and ratified by the shareholders of the Company in the manner provided by the Company’s Bye-Laws, then, and in such event, this Plan and any then outstanding Options or Incentive Stock that may have been conditionally granted prior to such shareholder meeting shall become null and void and of no further force or effect. Subject to the immediately preceding sentence, this Plan shall become effective upon its adoption by the Board of Directors. This Plan shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 12.

(b) AMENDMENT AND TERMINATION. The Board of Directors in its sole discretion may terminate this Plan at any time. The Board of Directors may amend this Plan at any time in such respects as the Board of Directors may deem advisable; provided, that (i) any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under Section 9 of this Plan, or (ii) any change in this Plan that would materially increase the benefits accruing to Participants under this Plan, shall require approval of the shareholders of the Company in the manner provided by the Company’s Bye-Laws, as amended.

(c) EFFECT OF TERMINATION. In the event this Plan is terminated, no Shares shall be issued under this Plan nor shall any Shares of Restricted Stock be credited to a Restricted Stock Account, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.

SECTION 13 GOVERNING LAW

THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

HELEN OF TROY LIMITED
ANNUAL MEETING OF SHAREHOLDERS
AUGUST 31, 2004

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes each of Gerald J. Rubin and Vincent D. Carson as Proxy with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Tuesday, August 31, 2004, at 1:00 p.m., Mountain Daylight Time, at the Camino Real Hotel, 101 S. El Paso Street, El Paso, Texas, and any adjournment thereof, and to vote all the shares of Common Stock of the Company that the undersigned is entitled to vote on the following matters:

1. To elect a board of nine directors:

FOR ALL NOMINEES LISTED BELOW

(except as marked to the contrary below) [  ]

WITHHOLD AUTHORITY

to vote for all nominees below [  ]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE
THROUGH THE NOMINEE’S NAME ON THE LIST BELOW

Gary B. Abromovitz	Timothy F. Meeker	Stanlee N. Rubin
John B. Butterworth	Byron H. Rubin	James C. Swaim
Christopher L. Carameros	Gerald J. Rubin	Darren G. Woody

2. To approve an amendment to the Helen of Troy Limited 1998 Stock Option and Restricted Stock Plan.

For [ ]	Against [ ]	Abstain [ ]

3. To ratify the appointment of KPMG LLP as independent auditors of the Company to serve for the 2005 fiscal year.

For [ ]	Against [ ]	Abstain [ ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

THIS PROXY ALSO GRANTS AUTHORITY TO VOTE SUCH SHARES AS TO ANY OTHER MATTER WHICH MAY BE BROUGHT BEFORE THE MEETING IN THE SOLE DISCRETION OF THE HOLDERS OF THIS PROXY.

IMPORTANT: Please date this proxy and sign exactly as your name or names appear hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in the representative capacity, please so indicate when signing.

DATE:	, 2004

SIGNATURE:

SECOND SIGNATURE, IF HELD JOINTLY:

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.